UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to § 240.14a-12

RARE ELEMENT RESOURCES LTD.

(Name of Registrant as Specified in its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of Annual Meeting of Shareholders

and

Management Information Circular

RARE ELEMENT RESOURCES LTD.

P.O. Box 271049

Littleton, Colorado 80127

Dear Shareholder:

This past year has been challenging for so many in our nation and world. Our hope is that as a valued shareholder of Rare Element Resources Ltd. (the “Company”), you are doing well. The coronavirus (“COVID-19”) pandemic brought focus to many areas of our lives. It also brought focus to domestic supply chain issues, including the need to develop a domestic rare earth element (“REE”) supply chain to support high-strength permanent magnets used in defense systems, hybrid and electric transportation, wind power generation, and other important applications. This renewed focus on a North American secure REE supply has resulted in current and future rare earth producers garnering attention from investors as well as the U.S. government. We are working hard to ensure that the Company and its Bear Lodge Rare Earth Elements Project (“Bear Lodge Project”) become key participants in a growing domestic production of separated rare earth elements.

Our key relationship with Synchron, a General Atomics affiliate and a significant shareholder since October 2017, has allowed us to progress several important activities with respect to our Bear Lodge Project. During 2020, we continued our engagement with Umwelt-und Ingenieurtechnik GmbH Dresden (“UIT”), also an affiliate of General Atomics, to conduct additional pilot scale processing and separation tests. The tests have confirmed and enhanced our proprietary technology to produce several products, including a high-purity neodymium/praseodymium (“Nd/Pr”) oxide concentrate for use in the production of high-strength permanent magnets. Test work in 2020 and into the first half of 2021 has included and will include the economic optimization of process steps, the generation of scale-up design criteria for our planned demonstration plant, and the confirmation of estimated operating and capital costs.

In January 2021, we were pleased to receive notice that we had been selected, as a member of a consortium of companies, to engage in negotiations toward a potential financial award from the U.S. Department of Energy (“DoE”) for the engineering, construction and operation of a rare earth separation and processing demonstration plant. The consortium of companies, which includes the Company, General Atomics, and certain of its affiliates, and LNV, an Ardurra Group, Inc. company, as engineering and construction subcontractor, had submitted a formal proposal to the DoE in response to a published Funding Opportunity Announcement in mid-2020 for the construction and operation of a rare earth separation and processing plant utilizing proprietary technology to produce commercial grade products. The DoE funding, if finalized, is in the amount of $21.9 million, approximately one-half of the total estimated costs for the demonstration project and is contingent upon the negotiation of definitive documents.  It is the Company’s intent that the demonstration plant will process the already stockpiled high-grade material from the Bear Lodge Project. The Company will need to match the DoE funding and is currently exploring various financing alternatives.

Given our significant progress in 2020 and early 2021, we believe that the Company and the Bear Lodge Project are well positioned to become a near-term secure domestic supply of critical rare earths at a time when the U.S. market is demanding new reliable sources. With Synchron as a significant shareholder, we are moving forward to ultimately become a cornerstone for the re-establishment of a North American rare earth supply chain.

At the annual meeting of shareholders, the Board of Directors recommends that you vote affirmatively:

•to elect our Board of Directors;

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•to ratify the appointment of BDO USA, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2021;

•to approve, on a non-binding advisory basis, the compensation of our named executive officer as disclosed in the enclosed information and proxy circular; and

•to transact such other business that properly comes before the annual meeting or any adjournment or postponement thereof.

Your affirmative vote will continue positioning the Company for future success.

We strongly encourage you to attend this year’s annual meeting of shareholders. We will host the annual meeting via teleconference and in-person at the offices of General Atomics affiliates, 7800 East Dorado Place, 2nd Floor Conference Room, Greenwood Village, Colorado 80111 on Tuesday, June 8, 2021 at 2:00 p.m. (Mountain Daylight Time).

While we intend to hold our annual meeting in person, with the ability of shareholders to participate via teleconference, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 situation. As a result, we may impose additional procedures or limitations to assure the safety of meeting attendees or may decide to hold the meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting). Because there are additional expenses associated with switching to a virtual-only meeting at this point, and we are working hard to minimize unnecessary expenses, we currently plan to address COVID-19 concerns relating to the meeting by having directors and other meeting participants whose physical presence at the meeting is not essential attend the meeting via teleconference. In addition, shareholders who might otherwise attend in person are strongly encouraged to join the meeting in real-time by calling 866-895-5510 (U.S. or Canada) or +1-858-384-5500 (International/Toll) and passcode 481353. Shareholders joining the meeting by phone will not be able to vote their shares during the call.  Registered holders can vote their shares in advance of the meeting by Internet, toll-free telephone, or mail.  If your common shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record describing how to vote your common shares. Shareholders may vote in person at the meeting subject to public health restrictions. We believe that these procedures will reduce risks relating to COVID-19 and provide many of the benefits of a virtual meeting while minimizing associated costs.  We will continue to monitor the COVID-19 situation and if changes to our current plan become advisable, we will disclose the updated plan on our proxy website (http://www.proxyvote.com) and our company website (www.rareelementresources.com).  We encourage you to check one of these websites prior to the meeting if you plan to attend in person.

It is important that you retain a copy of the control number found on the proxy card, voting instruction form or notice of meeting, as such number will be required in order for shareholders to dial in to listen to the meeting.

Only shareholders of record at the close of business on April 14, 2021 are entitled to notice of, and to vote at, the annual meeting.

Respectfully,

RANDALL J. SCOTT
President, Chief Executive Officer and Director

Littleton, Colorado
April 27, 2021

ii

RARE ELEMENT RESOURCES LTD.

P.O. Box 271049

Littleton, Colorado 80127

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that an annual meeting of the shareholders of Rare Element Resources Ltd. (“Rare Element” or the “Company”) will be held at the offices of General Atomics affiliates, 7800 East Dorado Place, 2nd Floor Conference Room, Greenwood Village, Colorado 80111 on Tuesday, June 8, 2021 at 2:00 p.m. (Mountain Daylight Time) (the “Meeting”).  At the Meeting, shareholders will receive the audited financial statements for the fiscal year ended December 31, 2020, together with the independent registered public accounting firm’s report thereon, and will be asked to consider resolutions to:

1.elect directors of the Company to serve until our next annual meeting, or until their successors are duly elected or appointed;

2.ratify the appointment of BDO USA, LLP, as the independent registered public accounting firm of the Company for fiscal year ending December 31, 2021;

3.approve, on a non-binding advisory basis, the compensation of the Company’s named executive officer as disclosed in the enclosed information and proxy circular; and

4.transact such other business as may properly be put before the Meeting or any adjournment or postponement thereof.

Nominees for directors to be elected at the Meeting are set forth in the enclosed information and proxy circular.

Only shareholders of record at the close of business on April 14, 2021, the record date for the Meeting fixed by the Board of Directors, are entitled to notice of, and to vote at, the Meeting.

YOUR VOTE IS IMPORTANT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 8, 2021.  OUR INFORMATION AND PROXY CIRCULAR IS ATTACHED.  FINANCIAL AND OTHER INFORMATION CONCERNING RARE ELEMENT RESOURCES LTD.  IS CONTAINED IN OUR 2020 REPORT TO SHAREHOLDERS.  YOU MAY ACCESS THIS PROXY STATEMENT AND OUR 2020 ANNUAL REPORT TO SHAREHOLDERS AT http://materials.proxyvote.com/75381M.

Whether or not you plan to attend the Meeting, we urge you to vote and submit your proxy in order to ensure the presence of a quorum.

Registered holders may vote:

1. By Internet:  go to http://www.proxyvote.com

2. By toll-free telephone:  call 1-800-690-6903; or

3. By mail (if you received a paper copy of the proxy materials by mail):  mark, sign, date and promptly mail the enclosed proxy card in the postage-paid envelope.

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Beneficial Shareholders.  If your common shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record to vote your common shares.

While we intend to hold our annual meeting in person, with the ability of shareholders to participate via teleconference, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 situation. As a result, we may impose additional procedures or limitations to assure the safety of meeting attendees or may decide to hold the meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting). Because there are additional expenses associated with switching to a virtual-only meeting at this point, and we are working hard to minimize unnecessary expenses, we currently plan to address COVID-19 concerns relating to the meeting by having directors and other meeting participants whose physical presence at the meeting is not essential attend the meeting via teleconference.  In addition, shareholders who might otherwise attend in person are strongly encouraged to join the meeting in real-time by calling 866-895-5510 (U.S. or Canada) or +1-858-384-5500 (International/Toll) and passcode 481353.   Shareholders joining the meeting by phone will not be able to vote their shares during the call.  As noted above, shareholders will be able to vote their shares in advance of the meeting, depending on how their common shares are held, or in person at the meeting subject to public health restrictions. We believe that these procedures will reduce risks relating to COVID-19 and provide many of the benefits of a virtual meeting while minimizing associated costs.  We will continue to monitor the COVID-19 situation and if changes to our current plan become advisable, we will disclose the updated plan on our proxy website (http://www.proxyvote.com) and our company website (www.rareelementresources.com).  We encourage you to check the website prior to the meeting if you plan to attend in person.

It is important that you retain a copy of the control number found on the proxy card, voting instruction form or notice of meeting, as such number will be required in order for shareholders to dial in to listen to the meeting.

By order of the Board of Directors,

RANDALL J. SCOTT

President, Chief Executive Officer and Director

Littleton, Colorado

April 27, 2021

ii

TABLE OF CONTENTS

Page

SOLICITATION OF PROXIES1

APPOINTMENT AND REVOCATION OF PROXY1

Appointment of Proxy1

Revocation of Proxy1

Provisions Relating to Voting of Proxies2

Exercise of Discretion by Proxyholders2

Non-Registered Holders2

Financial Statements3

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES4

Broker Non-Votes, Abstentions and Voting Requirements4

Ownership of Common Shares by Certain Beneficial Owners5

PROPOSAL NO. 1: ELECTION OF DIRECTORS6

Director and Nominee Experience and Qualifications6

Executive Committee10

Director Independence10

Family Relationships11

Arrangements between Officers and Directors11

Corporate Cease Trade Orders or Bankruptcies11

Individual Bankruptcies11

Penalties or Sanctions11

PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM13

PROPOSAL NO. 3: ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION14

EXECUTIVE OFFICERS16

Named Executive Officers16

SHARE OWNERSHIP TABLE16

Change in Control17

Quorum17

Dissenters’ Rights of Appraisal17

CORPORATE GOVERNANCE DISCLOSURE17

Communications with the Board of Directors20

Board Leadership Structure20

Ethical Business Conduct20

Board Role in Risk Oversight21

NOMINATING, CORPORATE GOVERNANCE AND COMPENSATION COMMITTEE22

NCG&C Committee Charter22

Board Nominating Procedures22

Gender Diversity on the Board22

Term Limits and Board Composition22

Compensation Functions23

AUDIT COMMITTEE REPORT23

Audit Committee Charter23

Independence23

Audit Committee Financial Expert23

Audit Committee Oversight24

Audit Committee Report24

Pre-Approval Policies and Procedures24

Audit, Audit-Related, Tax, and Other Fees24

SUMMARY COMPENSATION TABLE25

Narrative Discussion of Compensation and Plan-Based Awards25

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END27

POTENTIAL PAYMENTS UPON TERMINATION28

DIRECTOR COMPENSATION28

EQUITY COMPENSATION PLAN INFORMATION29

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS29

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON29

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS30

MANAGEMENT CONTRACTS30

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PARTIES30

GENERAL MATTERS31

SHAREHOLDER PROPOSALS31

Advance Notice Policy31

ADDITIONAL INFORMATION AND AVAILABILITY OF DOCUMENTS32

Important Notice Regarding Availability of Proxy Materials for Meeting to be Held on June 8, 202132

DELINQUENT SECTION 16(a) REPORTS32

MULTIPLE SHAREHOLDERS SHARING THE SAME ADDRESS32

BOARD APPROVAL33

Appendix “A”: Form of Proxy

Appendix “B”: Form of Notice of Meeting

Appendix “C”: Current Report on Form 8-K filed on October 21, 2020

Appendix “D”: Audit Committee Charter

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RARE ELEMENT RESOURCES LTD.

P.O. Box 271049

Littleton, Colorado 80127

INFORMATION AND PROXY CIRCULAR
(as at December 31, 2020 except as otherwise indicated)

SOLICITATION OF PROXIES

This information and proxy circular (the “Circular”) is provided in connection with the solicitation of proxies by management and the board of directors (the “Board”) of Rare Element Resources Ltd. (the “Company”).  The form of proxy which accompanies this Circular (the “Proxy”) is for use at the annual meeting of the shareholders of the Company for fiscal year ended December 31, 2020 to be held on Tuesday, June 8, 2021 (the “Meeting”), at the time and place set out in the accompanying notice of annual meeting of shareholders (the “Notice of Meeting”).

The solicitation of proxies by management and the Board of the Company will be made primarily by notice and access to electronic materials on the Internet or by mail, but solicitation may be made by telephone or in person with the cost of such solicitation to be borne by the Company.

It is anticipated that this Circular and the accompanying Proxy will be first mailed to shareholders on or about April 27, 2021.

The corporate headquarters and executive offices of the Company are located at P.O. Box 271049, Littleton, Colorado 80127, and its telephone number is (720) 278-2460.

All references to currency in this Circular are in U.S. dollars, unless otherwise indicated.

APPOINTMENT AND REVOCATION OF PROXY

Appointment of Proxy

The persons named in the Proxy are directors and/or officers of the Company.  A registered shareholder has the right to designate a person or company (which need not be a shareholder) other than the persons named in the Proxy to represent the shareholder at the Meeting.  A registered shareholder who wishes to appoint some other person or company to serve as his, her or its representative at the Meeting may do so by striking out the printed names and inserting the desired person’s name in the blank space provided in the Proxy.  The instrument appointing a proxyholder must be in writing and signed by the registered shareholder or such registered shareholder’s attorney authorized in writing, or if the registered shareholder is a corporation, by a duly authorized officer or attorney of such corporation.  An undated but executed proxy will be deemed to be dated the date of the mailing of the Proxy by the Company or its agent.

If you received a paper copy of the proxy materials by mail and wish to vote your proxy by mail, mark your vote on the enclosed proxy card; then follow the directions on the card.  To vote your proxy using the Internet or by telephone, see the instructions set forth on the Notice of Meeting included with this Circular or the Notice of Internet Availability of Proxy Materials mailed to our shareholders on or about April 27, 2021.

Revocation of Proxy

A registered shareholder may revoke the Proxy by:

(a)signing a Proxy with a later date and delivering it to the registered office of the Company at any time up to and including 4:59 p.m. (Mountain Daylight Time) on the last business day before the day set for the Meeting;

(b)signing and dating a written notice of revocation and delivering it to the registered office of the Company at any time up to and including 4:59 p.m. (Mountain Daylight Time) on the last business day before the day set for the Meeting;

(c)signing and dating a written notice of revocation and providing it before the start of the Meeting to the chair of the Meeting; or

(d)attending the Meeting or any adjournment of the Meeting and registering with the scrutineer as a shareholder present in person.

Provisions Relating to Voting of Proxies

The common shares of the Company (the “Common Shares”) represented by Proxy in the enclosed form will be voted or withheld from voting by the designated proxyholder in accordance with the direction of the registered shareholder appointing him, her or it.  If there is no direction by the registered shareholder, those Common Shares for which management and the Board are the designated proxyholders will be voted in accordance with the Board’s recommendation for such matter or matters, as described under each such proposal in this Circular.

Exercise of Discretion by Proxyholders

The Proxy gives the person named in it the discretion to vote as such person sees fit on any amendments or variations to matters identified in the Notice of Meeting, or any other matters which may properly come before the Meeting, subject to any limitation imposed by applicable law.  At the time of printing of this Circular, management of the Company knows of no other matters which may come before the Meeting other than those referred to in the Notice of Meeting.  If any amendment or variation or other matter comes before the Meeting, the persons named in the Proxy will vote in accordance with their best judgment on such amendment, variation or other matter, subject to any limitation imposed by applicable law.

Non-Registered Holders

The information set out in this section is important to many shareholders, as a substantial number of shareholders do not hold their Common Shares in their own name.

Only registered shareholders or duly appointed proxyholders are permitted to vote at the Meeting.  Most shareholders of the Company are “non-registered” shareholders because the Common Shares they own are not registered in their names but are instead registered in the name of the brokerage firm, bank or trust company through which they purchased the Common Shares.  A person is not a registered shareholder (a “Non-Registered Holder”) in respect of Common Shares which are held either (a) in the name of an intermediary (an “Intermediary”) that the Non-Registered Holder deals with in respect of the Common Shares (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered registered retirement savings plans, registered retirement income funds, registered education savings plans and similar plans); or (b) in the name of a clearing agency (such as CDS Clearing and Depository Services Inc., or CDS, in Canada and the Depository Trust Company, or DTC, in the United States), of which the Intermediary is a participant.

The Company has elected to use the notice and access rules (“Notice and Access”) established by U.S. federal securities laws in respect of the provision of the Notice of Meeting, this Circular and the Proxy (collectively, the “Meeting Materials”) to its registered shareholders and Non-Registered Holders.  The Notice and Access rules allow an issuer to post electronic versions of its proxy-related materials, rather than mailing paper copies to its shareholders, and provide instructions on how shareholders may access the Meeting Materials electronically or request a paper copy of the Meeting Materials.

Non-Registered Holders who have not objected to their Intermediary disclosing certain ownership information about themselves to the Company are referred to as Non-Objecting Beneficial Owners, or “NOBOs.”  Those Non-Registered Holders who have objected to their Intermediary disclosing to the Company ownership information about themselves are referred to as Objecting Beneficial Owners, or “OBOs.”  The Company has elected to send the applicable Meeting Materials prescribed by the Notice and Access rules directly to the NOBOs, and indirectly through Intermediaries to the OBOs.  The Intermediaries (or their service companies) are responsible for forwarding the applicable Meeting Materials to each OBO (including the costs associated therewith), unless the OBO has waived the right to receive them.

Intermediaries will frequently use service companies to forward the meeting materials to the OBOs.  Generally, an OBO who has not waived the right to receive meeting materials will either:

(a)be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature), which is restricted as to the number of Common Shares beneficially owned by the OBO and must be completed, but not signed, by the OBO and deposited with Computershare, the Company’s transfer agent; or

(b)more typically, be given a voting instruction form (“VIF”) which is not signed by the Intermediary, and which, when properly completed and signed by the OBO and returned to the Intermediary or its service company, will constitute voting instructions which the Intermediary must follow.

If you are a Non-Registered Holder, and the Company or its agent has sent the applicable Meeting Materials to you, your name and address and information about your holdings of securities have been obtained in accordance with applicable securities regulatory requirements from the Intermediary holding securities on your behalf.  By choosing to send these materials to you directly, the Company (and not the Intermediary holding securities on your behalf) has assumed responsibility for (i) delivering these materials to you and (ii) executing your proper VIF.  Please return your VIF as specified in the request for voting instruction.

The applicable Meeting Materials sent to NOBOs who have not waived the right to receive Meeting Materials are accompanied by a VIF, instead of a Proxy.  By returning the VIF in accordance with the instructions noted on it, a NOBO is able to instruct the voting of his, her or its Common Shares.

VIFs, whether provided by the Company or by an Intermediary, should be completed and returned in accordance with the specific instructions noted on the VIF.  The purpose of this procedure is to permit Non-Registered Holders to direct the voting of the Common Shares which they beneficially own.  Should a Non-Registered Holder who receives a VIF wish to attend the Meeting or have someone else attend on his, her or its behalf, the Non-Registered Holder may request a legal proxy as set forth in the VIF, which will grant the Non-Registered Holder, or his, her or its nominee, the right to attend and vote at the Meeting.

Please return your voting instructions as specified in the VIF.  Non-Registered Holders should carefully follow the instructions set out in the VIF, including those regarding when and where the VIF is to be delivered.

Financial Statements

The audited financial statements of the Company for the fiscal year ended December 31, 2020, together with the independent registered public accounting firm’s report on those statements (the “Financial Statements”), are included in these proxy materials and will be presented to the shareholders at the Meeting.

A copy of the Company’s Annual Report on Form 10-K, including financial statements, required to be filed with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), for the fiscal year ended December 31, 2020 may be obtained by any registered or beneficial owner of the Common Shares, determined as of April 14, 2021, free of charge on the Company’s website (www.rareelementresources.com) or by written request to:

Corporate Secretary

Rare Element Resources Ltd.

P.O. Box 271049

Littleton, Colorado 80127

E-mail: info@rareelementresources.com

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

As at April 14, 2021, the Company’s authorized capital consists of an unlimited number of Common Shares without par value of which 105,233,445 Common Shares are issued and outstanding.  Each Common Share in the capital of the Company carries the right to one vote.  Voting rights are not cumulative.

The Board has fixed the close of business on April 14, 2021 as the record date for the purpose of determining the shareholders entitled to receive notice of and to vote at the Meeting, but failure of any shareholder to receive notice of the Meeting does not deprive such shareholder of the entitlement to vote at the Meeting. Only shareholders of record at the close of business on April 14, 2021 who either personally attend the Meeting or who have completed and delivered a Proxy in the manner and subject to the provisions described herein will be entitled to vote or to have his, her or its Common Shares voted at the Meeting. In addition, as a result of the COVID-19 situation, shareholders who might otherwise attend in person are strongly encouraged to join the meeting in real-time by calling 866-895-5510 (U.S. or Canada) or +1-858-384-5500 (International/Toll) and passcode 481353. Shareholders joining the meeting by phone will not be able to vote their shares during the call.

Shareholders who wish to be represented by proxy at the Meeting must deliver their Proxies at the place and within the time set forth in the notes to the Proxy in order to entitle the person appointed by the Proxy to attend and vote.

Broker Non-Votes, Abstentions and Voting Requirements

Brokers and Intermediaries holding Common Shares in street name for their customers are required to vote the Common Shares in the manner directed by their clients.  Under the Business Corporations Act (British Columbia) (the “BCA”), brokers are not entitled to vote shares held in street name for their customers where they have not received written voting instructions from the Non-Registered Holders of those shares.  Under applicable U.S. rules, brokers are prohibited from giving proxies to vote on non-routine matters (including, but not limited to, director elections and executive compensation matters) unless the beneficial owner of such shares has given voting instructions on the matter. The absence of a vote on a matter where the broker has not received written voting instructions from a Non-Registered Holder is referred to as a “broker non-vote.”

The directors must be elected by an affirmative vote of a plurality of the votes cast, either in person or by proxy, at the Meeting on this matter.  Plurality voting means that the seven directors receiving the greatest number of “FOR” votes will be elected to the Board.  Cumulative voting (i.e., a form of voting where shareholders are permitted to cast all of their aggregate votes for a single nominee) will not be permitted.  Therefore, any Common Shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the election of directors.

The ratification of the appointment of the independent registered public accounting firm requires an affirmative vote of a plurality of the votes cast, either in person or by proxy, at the Meeting on this matter.  Therefore, any Common Shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the proposal to ratify the appointment of the independent public accounting firm.

The advisory resolution regarding the compensation of the Company’s named executive officer will be approved if passed by an affirmative vote of a majority of the votes cast, either in person or by proxy, at the Meeting on this matter. Therefore, any Common Shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the advisory resolution regarding the compensation of the Company’s named executive officer.

Ownership of Common Shares by Certain Beneficial Owners

The following table sets forth information (as of the date indicated) as to all persons or groups known to the Company to beneficially own, control or direct, directly or indirectly, 5% or more of the issued and outstanding Common Shares of the Company as of April 23, 2021:

Name and Address of Beneficial Holder	Common Shares Beneficially Owned (1)	Percentage of Class (2)
Synchron, 3550 General Atomics Court, San Diego, California 92121-1122 General Atomic Technologies Corporation, 3550 General Atomics Court, San Diego, California 92121-1122 Tenaya Corporation, P.O. Box 910304, San Diego, California, 92191-0304	50,825,000	48.26%

(1)This information is based on a Schedule 13D/A filed on October 16, 2019 by Synchron, General Atomic Technologies Corporation and Tenaya Corporation.  Synchron has sole voting and dispositive power over the Common Shares listed.

(2)Calculated based on 105,308,445 Common Shares outstanding as of April 23, 2021.

PROPOSAL NO. 1:
ELECTION OF DIRECTORS

Director and Nominee Experience and Qualifications

The Board, through its Nominating, Corporate Governance and Compensation (“NCG&C”) Committee, considers its size each year when it considers the number of directors to recommend to the shareholders for election at the annual meeting of shareholders, taking into account the number required to carry out the Board’s duties effectively and to maintain a diversity of views and experience.  The NCG&C Committee is composed entirely of independent directors.

The Board believes that, as a whole, it should possess a combination of skills, professional experience and diversity necessary to oversee the Company’s business.  In addition, the Board believes that there are certain attributes that every director should possess, as reflected in the Board’s membership criteria (further described below).  Accordingly, the Board and the NCG&C Committee consider the qualifications of director and director candidates individually and in the broader context of the Board’s overall composition and the Company’s current and future needs.

The NCG&C Committee reviews and makes recommendations regarding the composition and size of the Board in order to ensure that the Board has the requisite expertise, and its membership consists of persons with sufficiently diverse and independent backgrounds.  Board membership criteria include items relating to ethics, integrity and values, sound business judgment, professional experience, industry knowledge, and diversity, including gender diversity, all in the context of an assessment of the perceived needs of the Board at that point in time.  The Board, as a whole, should possess a variety of skills, occupational and personal backgrounds, experiences and perspectives necessary to oversee the Company’s business.  In addition, Board members generally should have relevant professional or technical skills or financial acumen that demonstrates an understanding of the financial and operational aspects of a rare earth mining exploration and development company.

In evaluating director candidates and considering incumbent directors for re-nomination, the Board and the NCG&C Committee have not formulated any specific minimum qualifications, but, rather, consider a variety of factors.  These include each nominee’s independence, financial acumen, personal accomplishments, career specialization, and experience in light of the needs of the Company.  For incumbent directors, the factors also include past performance on the Board.  The Board determines the Chairman among the Company’s directors following the election of directors at the annual meeting of shareholders.

Pursuant to and subject to the terms and conditions of the Investment Agreement dated October 2, 2017 between the Company and Synchron (the “Investment Agreement”), as long as Synchron’s fully diluted ownership in the Company is at least 33.0%, Synchron has the right to designate two directors for appointment or election to the Board, where the Board is comprised of six or seven directors following such appointment or election.  Messrs. Mushinski and Roberts were identified by Synchron as its designees and have served on the Board since November 17, 2017.  On October 16, 2019, the Company issued to Synchron an additional 24,175,000 Common Shares in connection with the exercise by Synchron of its common share purchase option dated October 2, 2017 (the “Option”).  As a result, Synchron’s ownership of outstanding Common Shares increased from approximately 33.5% to approximately 49.0%.  With Synchron’s exercise of the Option, Synchron obtained the right to designate one additional director for appointment or election to the Board.  Barton S. Brundage, Synchron’s third designee, was elected to the Board at the annual meeting of shareholders held on December 18, 2019.

Seven directors are to be elected at the Meeting, representing no change in Board size from the current Board.  Each Board member will serve until the next annual general meeting of the shareholders or until his successor is duly elected or appointed.  All incumbent directors will be standing for re-election at the Meeting.

Each of the Board and the NCG&C Committee proposes to nominate the persons listed below for election as directors of the Company.  In the absence of instructions to the contrary, Proxies given pursuant to the solicitation by management and the Board will be voted “FOR” the nominees listed in this Circular.  The Board and the NCG&C Committee do not contemplate that any of the nominees will be unable or unwilling to serve as a director.

The following table sets out the names and ages of the nominees for election as directors; their provinces or states and country of residence; the offices they hold within the Company, if any; their occupations; and the dates since which they have served as directors of the Company:

Name, Age, Province or State and Country of Residence and Current Positions, if any, held in the Company	Unless otherwise indicated below, served as director since
RANDALL J. SCOTT, 69 Colorado, USA Director President and Chief Executive Officer, Rare Element Resources	February 3, 2012
GERALD W. GRANDEY, 74 (1)(2) Colorado, USA Director Former Chief Executive Officer, Cameco Corporation	August 2, 2013
PAUL J. SCHLAUCH, 78 (3) Colorado, USA Director Retired Partner, Holland & Hart LLP	July 5, 2011
LOWELL A. SHONK, 71 (1) Arizona, USA Director Board Secretary, Cupric Canyon Capital LP/LLC	April 23, 2013
DAVID I. ROBERTS, 83 (3) California, USA Director President and CEO, General Atomics Uranium Resources LLC	November 17, 2017
KEN MUSHINSKI, 58 (1) California, USA Director President, Synchron	November 17, 2017
BARTON S. BRUNDAGE, 58 (3) Colorado, USA Director Executive Vice President Cordillera Corporation	December 18, 2019

(1)    Current member of the Company’s Audit Committee, of which Lowell A. Shonk is the chair.

(2)    Gerald W. Grandey was elected Chairman of the Board on June 10, 2015.

(3)    Current member of the NCG&C Committee, of which Paul J. Schlauch is the chair.

The following are brief biographies of the Company’s directors and director nominees for election to the Board:

Randall J. Scott currently serves as President and Chief Executive Officer (“CEO”) of the Company.  Mr. Scott is a metallurgical engineer with over 35 years of experience in the mining industry.  His experience includes leading performance teams in operations, administration, project development, program management, business development and major improvement initiatives.  Mr. Scott was appointed as a director of the Company in February 2012 and as President and CEO in December 2011.  Mr. Scott previously worked for Thompson Creek Metals Company Inc. as Vice President, Corporate Responsibility and Strategy from May 2011 to November 2011, as Director, Strategic Management from August 2010 to May 2011 and as Project Sponsor, Enterprise Resource Planning Implementation from January 2010 to August 2010.  Prior to that, he served as Vice President of Metals

Norwest Corporation during January 2010.  From 2002 until 2009, he served as the Principal Real Estate Agent and Team Leader for Scott Home and Land Real Estate Team.  Mr. Scott held senior management positions with Cyprus Amax Coal Company and RAG American Coal Company from 1995 to 2001, and prior to that Mr. Scott held senior management positions with Cyprus Metals Company from 1989 until 1995.  Mr. Scott received his Bachelor of Science degree in metallurgical engineering from the Colorado School of Mines and his Masters of Business Administration from the University of Arizona.  Mr. Scott’s background in metallurgical engineering at operating mines and extensive, high-level executive experience with producing mining companies are valuable assets to the Board.  His understanding of mining operations, including production elements, key operating metrics, corporate responsibility, and safety, presents a unique contribution to the Board.  Accordingly, the Board believes that Mr. Scott should be re-elected to serve on the Board.

Gerald W. Grandey has over 40 years of executive leadership in the mining industry.  He is the former Chief Executive Officer of Canadian-based Cameco Corporation, one of the world’s largest uranium producers, accounting for 20% of global production.  In 2010, Harvard Business Review recognized Mr. Grandey as being one of the Top 100 CEOs in the world because of the value created for shareholders during his tenure at Cameco.  After 18 years with Cameco, he retired as Chief Executive Officer and as a director in 2011.  Previously, he held senior executive positions with Concord Services and Energy Fuels Nuclear.  Mr. Grandey was recognized in 2014 for leadership in the nuclear industry with the U.S. Nuclear Energy Institutes’ William S. Lee Award; inducted into the Canadian Mining Hall of Fame in 2013; awarded the Canadian Nuclear Association’s Ian McRae Award in 2012 for his work in advancing nuclear energy in Canada; and was nominated for the 2011 Oslo Business for Peace Award in recognition of his efforts to facilitate nuclear disarmament.  He is the Chairman of the Board of Governors of the Colorado School of Mines Foundation, is on the Dean’s Advisory Council of the University of Saskatchewan’s Edwards School of Business and is Chairman Emeritus for the London-based World Nuclear Association.  Mr. Grandey is a former board member of Nutrien Ltd. (2018–2019), Potash Corporation of Saskatchewan (2011–2018), Cameco Corporation (1999–2011), Centerra Gold Inc. (2004–2010), Inmet Mining Corporation (2012–2013), Sandspring Resources Ltd. (2010–2015) and Canadian Oil Sands Limited (2011–2016).  He has a degree in geophysical engineering from the Colorado School of Mines and a law degree from Northwestern University.

Mr. Grandey has extensive, high-level executive leadership experience in the mining industry, as well as experience and education in geophysical engineering.  He brings to the Board key leadership, technical and related market expertise.  Accordingly, the Board believes that Mr. Grandey should be re-elected to serve on the Board.

Barton S. Brundage currently serves as Executive Vice President of Cordillera Corporation (“Cordillera”), an affiliate of General Atomics Corporation and Synchron (since June 2007).  In his role, Mr. Brundage is responsible for the day-to-day management of Cordillera’s real estate operations in Colorado, Utah, and California.  In addition, he serves as Chairman of the Board of jetCenters, Inc. (“JCI”), a subsidiary of Cordillera (since June 2007), where he is responsible for the overall operations of JCI’s aircraft fueling and hangar operations.  Since 2007, Mr. Brundage has also served as a director and/or executive officer of several Cordillera affiliated companies, including San Miguel Valley Corporation, Silver Cliff Land And Cattle Company, Colorado Barns Corporation, First City Investment Corporation, Lamartine Consolidated Mines Corporation, Boston Commons, Inc., Oceanic Exploration Company, Oceanic International Properties Corporation, Ohio Gas Company, and Sorrento West Properties, Inc.  Prior to his current position with Cordillera and its affiliates, Mr. Brundage served as the Chief Financial Officer of JCI (July 1996 – May 2007).  Prior to his executive position with JCI, Mr. Brundage was employed by Brundage & Company (June 1985 – July 1996), a regional investment banking firm specializing in mergers and acquisitions and long-term corporate financing.  At Brundage, he was employed in various capacities in the family-managed business, including Vice President, Senior Financial Analyst, and Analyst.  He continues to serve as a member of Brundage & Company’s Board of Directors (since 1980).  Mr. Brundage received his Bachelor of Arts degree in Business Administration from Fort Lewis College and his Masters of Business Administration from the University of Denver.

Mr. Brundage’s nearly 35 years of experience in financial resource acquisition and complex financial transactions, specifically in valuation and integration, brings to the Board additional depth in financial resource management.  Accordingly, the Board believes that Mr. Brundage should be elected to serve on the Board.

Kenneth J. Mushinski currently serves as President of Synchron (since September 2017); Vice President, Corporate Planning and Acquisitions of General Atomics Technologies Corporation (since February 2014); President of Cotter Corporation N.S.L. (since October 2011); President of Quasar Resources Pty Ltd (since November 2014); and Vice President, Sales and Marketing of Nuclear Fuels Corporation (since June 2006).  Prior to these current positions, Mr. Mushinski served as the Engineering Manager for General Atomics Electronics Systems (2002–2006); Lead Mechanical Engineer for Electronic Systems, Inc. (1995–2002) and Senior Reactor Operator at General Atomics (1989–2012).

Mr. Mushinski serves on the boards and management committees of several affiliated General Atomics entities.  He further serves on the management committee for the ConverDyn partnership.  Mr. Mushinski received a B.S. in Mechanical Engineering from San Diego State University, graduating summa cum laude.

Due to his extensive background in corporate development, sales, and marketing, Mr. Mushinski is uniquely positioned to assist the Board in identifying strategic partners and customers for the Company’s products.  He additionally contributes his vast experience in corporate asset management, including finance, tax, contracting and legal.  Mr. Mushinski’s experience in the minerals industry, domestically and internationally, provides the Company with valued insights on permitting and operations plans in the region.  Accordingly, the Board believes that Mr. Mushinski should be re-elected to serve on the Board.

David I. Roberts is the President and Chief Executive Officer of General Atomics Uranium Resources LLC (since August 2007), which owns the stock of several General Atomics affiliated uranium companies. These affiliates include Rio Grande Resources Corporation and Nuclear Fuels Corporation, which have uranium properties in the United States and market uranium worldwide; Baywood Holdings Inc., which owns the Australian uranium mining and exploration companies Heathgate Resources Pty Ltd and Quasar Resources Pty Ltd; and General Atomics Energy Services, Inc., which is a partner in ConverDyn. Mr. Roberts holds the following positions at the indicated privately held companies, all of which are affiliates of General Atomics: President of Systems Integration, LLC (since September 2017), General Atomics Global Corporation (since December 2019), and General Atomics Aeronautical UK Ltd (since December 2011); Senior Vice President of General Atomics (since August 2016); and Director of Sequoyah Fuels International Corp. (since July 2016), Diazyme Laboratories Inc. (since July 2016), Aeronautical Systems Inc. (since July 2018) and Synchron (since September 2017). His previous positions at General Atomics include 19 years as Senior Vice President of the Advanced Technologies Group of General Atomics (June 1988–August 2007), where he was responsible for divisions involved in the development and application of advanced technologies for defense, energy and transport applications. Previously, he held staff positions performing research and development in support of advanced nuclear reactor programs (June 1968–June 1988). Prior to joining General Atomics, Mr. Roberts was associated with the General Electric Company (May 1967–May 1968), where he was involved in development and manufacture of military re-entry vehicles, and with Rolls Royce and Associates (U.K.) supporting design and construction of nuclear submarine reactors for the Royal Navy. Mr. Roberts was educated at London University and received an MIM (Materials Engineering) in 1960. He is a registered professional engineer in California, a chartered engineer (U.K.), and a member of numerous professional associations.

Mr. Roberts’ extensive, high-level executive engineering and mining experience as well as business acumen are valuable to the Board.  His background and understanding of government and commercial contracting and services brings a unique perspective to the Board.  His technical expertise in both rare earths and the related uranium industry in the United States and throughout the world is an asset to the Board.  Accordingly, the Board believes that Mr. Roberts should be re-elected to serve on the Board.

Paul J. Schlauch has more than 40 years of experience in legal issues relating to the mining industry.  He was a practicing attorney at Holland & Hart LLP from February 1995 until his retirement as a Partner in December 2009 and as Of Counsel in July 2011.  His former practice included providing legal counsel on diverse mining issues, including operational and regulatory matters, litigation, arbitration, structuring and negotiation of mining related transactions, and many other legal activities associated with mining and exploration and development activities.  After retiring from Holland & Hart LLP, Mr. Schlauch continued to provide legal consulting for the Company until July 2012.  Mr. Schlauch has worked extensively on public land legal issues as they relate to location, maintenance and patenting of mining and mill site claims, land exchanges, acquisition of various property use rights and the resolution of claim conflicts.  From 2000 to 2010, he served as an Adjunct Professor of Law at the University of Denver School of Law, where he taught courses on international mineral law and policy.  Mr. Schlauch has been active in natural resource industry professional organizations and is the past President of the Rocky Mountain Mineral Law Foundation, as well as the past President of the International Mining Professionals Society.  Mr. Schlauch graduated cum laude with an A.B. in chemistry from Colgate University in 1963 and obtained a law degree in 1966 at the University of Virginia.  From April 2005 until February 2020, Mr. Schlauch held an appointment as an Honorary Lecturer and Course Director on the Faculty of the Centre for Energy, Petroleum and Minerals Law and Policy at the University of Dundee, Scotland.  Since 2013, Mr. Schlauch has been employed by the U.S. Department of Commerce as an expert consultant on the development of sustainable mining industries in Afghanistan, Kosovo, Mauritania and Saudi Arabia.

Mr. Schlauch has specialized knowledge on mining law in the United States and mineral law and policy generally.  Mr. Schlauch’s experience in the legal community with a practice focused on counseling mining companies regarding a wide array of mineral law issues brings unique knowledge to the Board that is valuable to the Board’s oversight of its current Bear Lodge property and execution of its business plan.  Accordingly, the Board believes that Mr. Schlauch should be re-elected to serve on the Board.

Lowell A. Shonk has 42 years of experience in the copper, molybdenum, gold, coal, iron ore, industrial minerals and lithium extractive and processing industries, holding positions as a financial executive at operational, divisional and corporate levels.  Mr. Shonk is one of the founding partners and is currently Board Secretary of Cupric Canyon Capital LLC (“Cupric”), a private equity company in partnership with Global Natural Resource Investments (formerly a unit of Barclays Bank PLC).  Cupric’s wholly owned affiliate, Khoemacau Copper Mining (Pty) Ltd, holds a fully funded construction-stage large high-grade copper–silver project in Botswana with startup expected in May 2021.  He served as Cupric’s Chief Executive Officer from February 2012 to March 2013 and as its Chief Financial Officer from January 2010 to February 2012.  Prior to his Cupric involvement, Mr. Shonk served as Vice President of Financial and Operational Analysis at Phelps Dodge Corporation and Freeport-McMoRan Copper & Gold Inc. from 1999 through 2009.  Mr. Shonk also served as Controller and/or Chief Financial Officer in various divisions of Cyprus Amax Mineral Company and its predecessor mining companies beginning in 1979.  Mr. Shonk is the former chairman of the audit committee of the Society of Mining, Metallurgy and Exploration (2010-2016).  From 2001 to 2009, he served on the board of directors and as chairman of the audit committee of Apache Nitrogen Products Inc.  He obtained his undergraduate degree in Economics from Indiana University, a master’s degree in Mineral Economics from Colorado School of Mines and an MBA from the University of Colorado – Denver.

Mr. Shonk has extensive, high-level executive mining experience, specifically in the financial, strategic and valuation areas.  His specialized financial background brings to the Board experience with financial and accounting statements, audit oversight and internal controls.  He further brings to the Board a background in mining mergers and acquisitions and business combinations.  Accordingly, the Board believes that Mr. Shonk should be re-elected to serve on the Board.

Executive Committee

The Company does not currently have an executive committee of its Board.

Director Independence

The Board reviewed and determined independence under National Instrument 58-101 – Disclosure of Corporate Governance Practices (“NI 58-101”) of each current director and director nominee.  In making its independence determination, the Board considered the circumstances described below.

Based upon his position as an executive officer of the Company, the Board determined that Mr. Scott is not independent.

The Board has concluded that each of Messrs. Grandey, Brundage, Mushinski, Roberts, Schlauch and Shonk are independent. As a result of these analyses, the Board has determined that the proposed seven-member Board would be comprised of a majority of independent directors, as required under NI 58-101.

Family Relationships

There are no family relationships among any directors, officers or persons nominated to be directors of the Company.

Arrangements between Officers and Directors

No proposed director is being elected under any arrangement or understanding between the proposed director and any other person or company except for (i) the director and executive officer of the Company acting solely in such capacity (Mr. Scott) and (ii) the Synchron designees on the Board (Messrs. Brundage, Mushinski and Roberts) pursuant to the Investment Agreement and the exercise of the Option described below between the Company and Synchron.

Pursuant to and subject to the terms and conditions of the Investment Agreement dated October 2, 2017 between the Company and Synchron (the “Investment Agreement”), as long as Synchron’s fully diluted ownership in the Company is at least 33.0%, Synchron has the right to designate two directors for appointment or election to the Board, where the Board is comprised of six or seven directors following such appointment or election.  Messrs. Mushinski and Roberts were identified by Synchron as its designees and have served on the Board since November 17, 2017. On October 16, 2019, the Company issued to Synchron an additional 24,175,000 Common Shares in connection with the exercise by Synchron of its common share purchase option dated October 2, 2017 (the “Option”).  As a result, Synchron’s ownership of outstanding Common Shares increased from approximately 33.5% to approximately 49.0%. With Synchron’s exercise of the Option, Synchron obtained the right to designate one additional director for appointment or election to the Board.  Mr. Brundage, Synchron’s third designee, was elected to the Board at the annual meeting of shareholders held on December 18, 2019.

Corporate Cease Trade Orders or Bankruptcies

To the knowledge of the Company, no director and no proposed director of the Company is, or within the 10 years prior to the date of this Circular has been, a director or executive officer of any company that (i) was subject to a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days (any of the foregoing being an “order”), that was issued while he was acting in the capacity of director, chief executive officer or chief financial officer of that company; or (ii) was subject to an order that was issued after he ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while he was acting in that capacity.

To the knowledge of the Company, no director or proposed director of the Company is, or within the 10 years prior to the date of this Circular has been, a director or executive officer of any company that (i) was bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or became subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold his or her assets; or (ii) within one year of his ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

Individual Bankruptcies

No director or proposed director of the Company has, within the 10 years prior to the date of this Circular, become bankrupt or made a proposal under any legislation relating to bankruptcy or insolvency, or been subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of that individual.

Penalties or Sanctions

None of the proposed directors has (i) been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority, (ii) entered into a settlement agreement with a securities regulatory authority or (iii) been subject to any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable security holder making a decision about whether to vote for the proposed director or in making an investment decision.

The Board recommends that shareholders vote “FOR” each of the nominees for director.

PROPOSAL NO. 2:
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee, which consists entirely of independent directors, intends to nominate BDO USA, LLP (“BDO”) for appointment as the independent registered public accounting firm of the Company.

As disclosed in the Company’s Current Report on Form 8-K filed with the SEC on October 21, 2020, a copy of which is appended to this Circular as Appendix “C”, on October 16, 2020, the Audit Committee approved, and the Board ratified, the dismissal of Plante & Moran, PLLC (“Plante Moran”) as the independent registered public accounting firm of the Company. Additionally, on October 16, 2020, the Audit Committee recommended, and the Board approved, the engagement of BDO as the new independent registered public accounting firm of the Company.

During the fiscal years ended December 31, 2019 and 2018 and through the subsequent interim period preceding BDO’s engagement, the Company did not consult with BDO regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements by BDO, in either case where written or oral advise provided by BDO would be an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any other matter that was the subject of a disagreement between the Company and its former accounting firm or was a reportable event (as described in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

The audit reports of Plante Moran on the Company’s financial statements for the fiscal years ended December 31, 2019 and 2018 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report of Plante Moran on the Company’s financial statements for the fiscal year ended December 31, 2018 contained an explanatory paragraph indicating that there was substantial doubt about the ability of the Company to continue as a going concern. The circumstances surrounding this disclosure were subsequently alleviated as described in the annual report on Form 10-K of the Company for the fiscal year ended December 31, 2019.

During the fiscal years ended December 31, 2019 and 2018 and through the subsequent interim period preceding Plante Moran’s dismissal, there were no disagreements between the Company and Plante Moran on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Plante Moran, would have caused it to make reference thereto in its reports on the Company’s financial statements for such fiscal years.

During the fiscal years ended December 31, 2019 and 2018 and through the subsequent interim period preceding Plante Moran’s dismissal, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

As a matter of good corporate governance, a resolution will be presented at the Meeting to ratify the appointment by the Audit Committee of BDO to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

Proxies given pursuant to the solicitation by the management of the Company will, on any poll, be voted as directed, or, if there is no direction, will be voted “FOR” the ratification of the appointment of BDO as the independent registered public accounting firm for the fiscal year ending December 31, 2021.

Representatives of BDO are expected to be present via teleconference at the Meeting.  The Chairman of the Meeting will provide such representatives with the opportunity to make a statement if they so desire, and such representatives are expected to be available to respond to appropriate questions.

The independent registered public accounting firm must be appointed by an affirmative vote of a plurality of the votes cast, either in person or by proxy, at the Meeting on this matter.

The Board recommends that shareholders vote “FOR” the ratification of the appointment of
BDO USA, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021.

PROPOSAL NO. 3:
ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION

At the annual meeting of shareholders held on May 24, 2018, the Company’s shareholders approved, on an advisory basis, holding a shareholder advisory vote regarding executive compensation of the Company’s named executive officer(s) every three years. The Board adopted this practice after the advisory vote. Accordingly, we are asking shareholders to vote at this Meeting on an advisory resolution to approve our executive compensation as reported in this Circular. The NCG&C Committee has structured our executive compensation program to have the following key qualities:

•Performance-based — The program rewards companywide results in addition to recognizing individual performance, focusing on objectives that are directly under the control of an executive.

•Market-competitive — We benchmark compensation levels to companies in the rare earth, precious and base metals and mining industries and target total compensation near the market median in order to attract, motivate and retain high-caliber talent in a competitive environment.

•Aligned with shareholders — The program provides a significant portion of incentive compensation to an executive in the form of equity-based awards. Award values fluctuate based on share value and company performance, thus aligning executive officer and shareholder interests.

•Transparent — We clearly communicate the desired results and the incentive pay programs used to reward the achievement of these results.

The executive compensation program established by the NCG&C Committee of the Board is intended to motivate each executive, including the named executive officer listed in the Summary Compensation Table of this Circular, to achieve goals consistent with our key business strategies and that create shareholder value, while continuing to conserve the Company’s financial resources. Consequently, much of our executive officer’s compensation opportunities are considered at-risk incentives that reward performance. Our executive compensation program has a number of features designed to promote these objectives:

•Base salary provides a level of cash compensation that targets the market median of our peer group. Annual adjustments are based on an individual’s current and expected contributions and actual pay positioning relative to the market.

•Annual incentive payments reward an executive for achievement of annual corporate goals, including those in the areas of safety, environmental compliance, financing, permitting, and for the achievement of individual executive goals. Payments are based on companywide performance and individual performance.

•Long-term incentives align an executive’s interests with those of shareholders, reward an executive for the creation of long-term shareholder value and help attract and retain talented executives. Grants of stock options pursuant to the approved plan generally vest over an 12- to 24-month period or are tied to the timing of key milestones or achievements.

•Benefits and perquisites are extremely limited and are set to attract and retain talented executives through participation in medical and retirement plans on the same terms as all employees. At the present time, the Company does not offer any medical or retirement plans to any executive.

We urge our shareholders to read the Summary Compensation Table and other related compensation tables and narrative, which provide detailed information on the compensation of our named executive officer. The NCG&C Committee and the Board believe that the executive compensation program is effective in achieving our goals and that the compensation of our named executive officer reported in this Circular reflects and supports our compensation policies and procedures.

The NCG&C Committee and the Board considered the support of shareholders in approving the advisory vote on executive compensation at the 2018 annual meeting in establishing the compensation program and making subsequent executive compensation decisions. Additionally, we continued to make strategic refinements in our approach to executive pay in 2019 and 2020, including further aligning compensation to shareholder value by minimizing base compensation increases while supporting a performance-driven equity-based incentive program. The intent of these changes is to emphasize competitive base pay relative to peers while continuing to focus on conserving the Company’s cash resources. We continue to emphasize achievement of our long-term objectives, which are tied directly to the creation of shareholder value. An example of these objectives is the continued rare earth processing and separation pilot plant testing and optimization utilizing the Company’s proprietary process technology in expectation of advancing a demonstration scale plant. We continue to be conscious of the need to prioritize preservation of cash for future project development and judiciously safeguard cash compensation in the form of base salary not tied to milestone achievement.

In accordance with Section 14A of the Exchange Act, and as a matter of good corporate governance, we are asking shareholders to approve the following advisory resolution at the Meeting:

RESOLVED, that the shareholders of Rare Element Resources Ltd. (the “Company”) approve, on an advisory basis, the compensation of the Company’s Named Executive Officer disclosed in the Summary Compensation Table and the related compensation tables, notes and narrative in the Circular for the Company’s 2021 annual meeting of shareholders.

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding on the Board. Although non-binding, the Board and the NCG&C Committee will review and consider the voting results when making future decisions regarding our executive compensation program.

The approval, on an advisory, non-binding basis, of the resolution regarding the compensation of the Company’s named executive officer as described in this Circular will be passed by an affirmative vote of a majority of the votes cast, either in person or by proxy, at the Meeting on this matter. Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted “FOR” the resolution approving the compensation of our named executive officer as disclosed in this Circular. Under U.S. securities laws, brokers are generally prohibited from giving proxies to vote on executive compensation matters unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your Common Shares, you must give voting instructions to your broker with respect to this proposal if you want your broker to vote your Common Shares on the matter.

The Board recommends that shareholders vote “FOR” the advisory resolution to approve executive compensation.

EXECUTIVE OFFICERS

The following table sets out the name and age of the Company’s current executive officer, his state and country of residence, the offices he holds within the Company, and the dates since which he has served as an officer of the Company:

Name, Age, Province or State and Country of Residence and Positions, current and former, if any, held in the Company	Served as officer since
RANDALL J. SCOTT, 69 Colorado, USA Director, President and Chief Executive Officer	December 15, 2011

See “Proposal No. 1—Election of Directors—Director and Nominee Experience and Qualifications” for biographical information regarding Mr. Scott.

Named Executive Officers

“Named Executive Officer” or “NEO” means (a) all individuals who served as Chief Executive Officer of the Company during the fiscal year ended December 31, 2020; (b) each of the two most highly compensated executive officers, or the two most highly compensated individuals acting in a similar capacity, other than the Chief Executive Officer, at the end of the fiscal year ended December 31, 2020; and (c) each individual who would be an NEO under clause (b) above but for the fact that the individual was neither an executive officer of the Company, nor acting in a similar capacity, at the end of that fiscal year.

During the fiscal year ended December 31, 2020, the Company had one NEO: Randall J. Scott, President and Chief Executive Officer of the Company.

SHARE OWNERSHIP TABLE

The following table sets forth certain information regarding beneficial ownership, control or direction, directly or indirectly, of the Company’s Common Shares, as of April 23, 2021 by (i) the Company’s sole NEO and directors and (ii) the Company’s NEO and directors as a group.

	Amount and Nature of Beneficial Ownership *
Name and Position (1)	Common Shares(2)		Percentage of Class (3)
Randall J. Scott – Chief Executive Officer and President, Director Littleton, CO, USA	989,00	1 (4)	0.93%
Gerald W. Grandey – Director and Chairman Saskatoon, SK, Canada	917,219	(5)	0.87%
Lowell A. Shonk – Director Paradise Valley, Arizona, USA	560,000	(6)	0.53%
Paul J. Schlauch – Director Greenwood Village, CO, USA	373,121	(7)	0.35%
Kenneth J. Mushinski – Director Escondido, CA, USA	Nil	(8)	0.00%
David I. Roberts – Director Solana Beach, CA, USA	Nil	(8)	0.00%
Barton S. Brundage Parker, CO, USA	Nil	(8)	0.00%
All named executive officers and directors as a group	2,839,341		2.65%

*Pursuant to Rule 13d-3 under the Exchange Act, beneficial ownership includes shares as to which the individual has or shares voting power or investment power, and any shares that the individual has the right to acquire within 60 days of April 23, 2021, including through the exercise of any option, warrant, or right.  For each individual who holds options, warrants or rights to acquire Common Shares, the Common Shares underlying those securities are treated as owned by that holder and as outstanding Common Shares when that holder’s percentage ownership of Common Shares is calculated.  Those Common Shares are not treated as outstanding when the percentage ownership of any other holder is calculated.

(1)Mailing address for all directors and executive officers is c/o Rare Element Resources, Ltd., P.O. Box 271049, Littleton, Colorado 80127.

(2)Includes Common Shares held as of April 23, 2021, plus Common Shares which may be acquired pursuant to the exercise of stock options exercisable within 60 days after April 23, 2021.

(3)In accordance with Rule 13d-3(d)(1) under the Exchange Act, the applicable percentage of ownership for each person is based on 105,308,445 Common Shares outstanding as of April 19, 2021.

(4)Includes 14,001 Common Shares and 975,000 Common Shares subject to options held by Mr. Scott personally.

(5)Includes 767,219 Common Shares and 150,000 Common Shares subject to options held by Mr. Grandey personally.

(6)Includes 60,000 Common Shares and 500,000 Common Shares subject to options held by Mr. Shonk personally.

(7)Includes 123,121 Common Shares and 250,000 Common Shares subject to options held by Mr. Schlauch personally.

(8)Excludes Common Shares owned by Synchron, of which Mr. Mushinski is the President and Mr. Roberts is a director, and an affiliate of which Mr. Brundage is an officer.  Pursuant to and subject to the terms and conditions of an Investment Agreement between the Company and Synchron, Synchron has the right to designate three directors for appointment or election to the Board, where the Board is comprised of seven directors following such appointment.  Messrs. Brundage, Mushinski and Roberts are the three Synchron designees.

Change in Control

The Company has no knowledge of any arrangement that might result in a change in control in the future.  To the Company’s knowledge, there are no arrangements, including any pledge by any person of the Company’s securities, the operation of which at a subsequent date may result in a change in the Company’s control.

Quorum

The Company’s Articles provide that any two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 5% of the issued and outstanding Common Shares entitled to be voted at the Meeting shall constitute a quorum.

Dissenters’ Rights of Appraisal

No action is proposed herein for which the BCA or the Articles of the Company provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder’s Common Shares.

CORPORATE GOVERNANCE DISCLOSURE

NI 58-101 requires all reporting issuers to provide certain annual disclosure of their corporate governance practices with respect to the corporate governance guidelines (the “Guidelines”).  These Guidelines are not prescriptive but have been used by the Company in adopting its corporate governance practices.  The Board has approved and adopted a set of policies on corporate governance, which include a Code of Business Conduct and Ethics for Directors, Officers and Employees (“Code of Conduct”), Audit Committee Charter, Procedures for Treatment of Complaints and Concerns Regarding Accounting, Internal Accounting Controls and Auditing Matters and NCG&C Committee Charter, all of which are available on the Company’s website.  The Company’s approach to corporate governance is set out below.  Please note that some of the information set forth in this section serves the dual purpose of satisfying NI 58-101 as well as certain U.S. proxy statement disclosure requirements.

GOVERNANCE DISCLOSURE GUIDELINE UNDER NI 58-101	COMMENTS

1.	Board of Directors (a) Disclose the identity of the directors who are independent.

The Board is, and following the Meeting will be, comprised of seven directors. Six of the directors are independent and one is not independent, as discussed below.  The Board considers Gerald W. Grandey, Barton S. Brundage, Kenneth J. Mushinski, David I. Roberts, Paul J. Schlauch and Lowell A. Shonk to be independent directors.  Therefore, the majority of the Board is and will be independent within the meaning of, and as required by, NI 58-101.

(b) Disclose the identity of the directors who are not independent and describe the basis for that determination.

The Board considers Randall J. Scott to not be an independent director.  Randall J. Scott is not an independent director because he is an officer of the Company.

The Board is responsible for determining whether or not each director is an independent director. To do this, the Board analyzes all the relationships of the directors with the Company and its subsidiaries.  Those directors who do not meet the meaning of independence as provided in NI 58-101 were deemed to not be independent directors.  More information about each director nominee can be found in the section titled “Proposal No. 1: Election of Directors” in this Circular.

	(c) Disclose whether or not the chair of the board is an independent director.	The Chairman of the Board, Gerald W. Grandey, is an independent director. The Chairman’s role and responsibilities include overseeing the function and effectiveness of the Board.
2.

Directorship

If a director is presently a director of any other issuer that is a reporting issuer (or the equivalent) in a Canadian, U.S. or foreign jurisdiction, identify both the director and the other issuer.

None
3.	Attendance at Board Meetings Disclose the attendance record of each director for all board meetings held since the beginning of the issuer’s fiscal year ended December 31, 2020.

Total number of Board meetings held from January 1, 2020 through December 31, 2020: 7

                                  Number of Board                  Number of Committee

Name of Director    Meetings Held/Attended    Meetings Held/Attended

Gerald W. Grandey7/78/8

Kenneth J. Mushinski7/78/8

David I. Roberts7/72/2

Paul J. Schlauch7/72/2

Randall J. Scott7/7N/A

Lowell A. Shonk7/77/8

Barton S. Brundage7/72/2

None of the incumbent directors of the Company, who were directors in 2020 for the entire year, attended fewer than 75% of the Board meetings held of which they were eligible to attend since the beginning of the fiscal year ended December 31, 2020.

Disclose whether or not the independent directors hold regularly scheduled meetings at which non-independent directors and members of management are not in attendance.  If the independent directors hold such meetings, disclose the number of meetings held since the beginning of the issuer’s completed financial year ended December 31, 2020.  If the independent directors do not hold such meetings, describe what the board does to facilitate open and candid discussion among its independent directors.

Since the beginning of the Company’s fiscal year ended December 31, 2020, the Company has held six executive sessions for its independent directors without the presence of management or any non-independent director. To facilitate open and candid discussion amongst its independent directors, such directors are encouraged to communicate with each other directly to discuss ongoing issues pertaining to the Company as well as to call and hold meetings of the Audit Committee and the NCG&C Committee, each of which is comprised entirely of independent directors.

4.

Position Descriptions

(a) Disclose whether or not the board has developed written position descriptions for the chair and the chair of each board committee.  If the board has not developed written position descriptions for the chair and/or the chair of each board committee, briefly describe how the board delineates the role and responsibilities of each such position.

At this time, no written position descriptions have been developed for the Chairman of the Board or the Chair of each of the Company’s Audit Committee and NCG&C Committee.  The Board delineates the role and responsibilities for the Chair of each of the Company’s Audit Committee and NCG&C Committee by providing such individuals with the applicable mandate and charter of each committee.

(b) Disclose whether or not the board and CEO have developed a written position description for the CEO.  If the board and CEO have not developed such a position description, briefly describe how the board delineates the role and responsibilities of the CEO.

At this time, no written position description has been developed for the CEO of the Company.  The role and responsibilities for the CEO, as established by the Board, are set forth in the CEO’s employment agreement with the Company effective January 1, 2018, and annual performance metrics and goals are established and approved by the Board.

5.

Orientation and Continuing Education

Describe what steps, if any, the board takes to orientate new board members and describe what measures, if any, the board takes to provide continuing education for directors.

At this time, the Board does not have a formal orientation or education program for its members.

When new directors are elected or appointed, they receive orientation, commensurate with their previous experience, on the Company’s business and on the responsibilities of directors.

Board meetings may also include presentations by the Company’s management, and presentations by technical and industry consultants, to give the directors additional insight into the Company’s business.

6.	Ethical Business Conduct Describe what steps, if any, the board takes to encourage and promote a culture of ethical business conduct.

The Board has adopted a Code of Conduct to encourage and promote a culture of ethical business conduct.  It also promotes ethical business conduct through the nomination of Board members it considers ethical, through avoiding and minimizing conflicts of interest and by having a majority of its Board members independent of corporate matters.  A copy of the Code of Conduct may be found on the Company’s website at www.rareelementresources.com.

7.

Nomination of Directors

Describe the process by which the board identifies new candidates for board nomination.  Disclose whether or not the board has a nominating committee composed entirely of independent directors.  If the board does not have a nominating committee composed entirely of independent directors, describe what steps the board takes to encourage an objective nomination process.  If the board has a nominating committee, describe the responsibilities, powers and operation of the nominating committee.

The Board, through its NCG&C Committee, considers its size each year when it considers the number of directors to recommend to the shareholders for election at the annual meeting of shareholders, taking into account the number required to carry out the Board’s duties effectively and to maintain a diversity of views and experience.  The NCG&C Committee is composed entirely of independent directors.  The responsibilities, powers and operation of the NCG&C Committee are described elsewhere in this Circular.

8.

Compensation

Describe the process by which the board determines the compensation for the issuer’s directors and officers.  Disclose whether or not the board has a compensation committee composed entirely of independent directors.  If the board does not have a compensation committee composed entirely of independent directors, describe what steps the board takes to ensure an objective process for determining such compensation.  If the board has a compensation committee, describe the responsibilities, powers and operation of the compensation committee.

The NCG&C Committee is required to review the compensation for directors and executives.

The NCG&C Committee reviews the adequacy and form of, and recommends to the Board, the compensation for directors and executives, which may include annual retainers, meeting fees, option grants and other benefits received by directors to ensure that the compensation received accurately reflects the risks and responsibilities involved in being an effective director or executive.  For more information regarding compensation paid to directors and executives, see the sections entitled “Director Compensation” and “Summary Compensation Table” in this Circular.

The NCG&C Committee is composed entirely of independent directors.  The responsibilities, powers and operation of the NCG&C Committee are described elsewhere in this Circular.

9.	Other Board Committees If the board has standing committees other than the audit, compensation and nominating committees, identify the committees and describe their function.

The Board has two standing committees:

a)Audit Committee; and

b)NCG&C Committee

Additional information regarding the above committees is included under the section “Company Information—Corporate Governance” on the Company’s website at www.rareelementresources.com.

10.

Assessments

Disclose whether or not the board, its committees and individual directors are regularly assessed with respect to their effectiveness and contribution.  If assessments are regularly conducted, describe the process used for the assessments.  If assessments are not regularly conducted, describe how the board satisfies itself that the board, its committees, and its individual directors are performing effectively.

Currently, the Board takes responsibility for monitoring and assessing its own effectiveness, including reviewing the Board’s decision-making processes and quality and adequacy of information provided by management, and the performance of individual directors and its committees.  Board self-assessment is undertaken annually, overseen by the NCG&C Committee Chair, and the majority of Board meetings include non-employee director executive sessions for further Board effectiveness discussion. The Audit Committee and the NCG&C Committee each conduct annual self-assessments with input from the Board, and results are reported to the Board.

Communications with the Board of Directors

Shareholders may send communications to the Board, the Chairman or one or more of the non-management directors by using the contact information provided on the Company’s website at www.rareelementresources.com.  Shareholders may also send communications by letter addressed to the Corporate Secretary of the Company at P.O. Box 271049, Littleton, Colorado 80127.  All communications addressed to the Corporate Secretary will be received and reviewed by the Corporate Secretary.  The receipt of concerns about the Company’s accounting, internal controls, auditing matters or business practices will be reported to the Audit Committee.  The receipt of other concerns will be reported to the appropriate Committee(s) of the Board and/or to the Board itself, when necessary.

Board Leadership Structure

Currently, the Company has a separate President and CEO, Randall J. Scott, and Chairman of the Board, Gerald W. Grandey.  Mr. Grandey is an independent director.

Mr. Grandey was appointed Chairman on June 10, 2015 upon the resignation of Lowell A. Shonk, the prior interim Chairman.

Both the Company’s Audit Committee and NCG&C Committee are comprised entirely of independent directors, who meet regularly without management present.  The Board has reviewed the Company’s current Board leadership structure in light of the composition of the Board, the Company’s size, the nature of the Company’s business, the regulatory framework under which the Company operates, the Company’s share base, the Company’s peer group and other relevant factors, and has determined that a separate Chairman of the Board and Chief Executive Officer is currently the most appropriate leadership structure for the Company.

The Board believes that adequate structures and processes are in place to facilitate the functioning of the Board independently of the Company’s management.  The independent directors met together six times during fiscal year ended December 31, 2020.  Annual meetings of the independent directors, chaired by the independent Chairman, give the independent directors the opportunity for open and frank discussions on all matters they consider relevant, including an assessment of their own performance.  Accordingly, the Board believes that there is adequate leadership of the independent directors.

Ethical Business Conduct

The Board has adopted a Code of Conduct, which is based on the fundamental principles of honesty, loyalty, fairness, forthrightness and use of common sense in general.  The Code of Conduct is available on the Company’s website at www.rareelementresources.com and on the Canadian System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com.  The Code of Conduct applies to all directors, officers and employees, including the principal executive, financial and accounting officers.  The Audit Committee is responsible for setting the standards of business conduct contained in the Code of Conduct, and it annually reviews the Code of Conduct.

The Board, through the NCG&C Committee, is responsible for monitoring compliance with the Code of Conduct.  The Committee reviews, with management, any issues with respect to compliance with the Code of Conduct.  The Board intends to disclose on its website any waiver from a provision of its Code of Conduct that applies to any of its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions that relates to any element of its Code of Conduct.  No waivers were granted from the requirements of the Company’s Code of Conduct during the fiscal year ended December 31, 2020, or during the subsequent period through to the date of this Circular.

The Board ensures that the directors exercise independent judgment in considering transactions and agreements in respect of which a director or executive officer has a material interest.  The Code of Conduct sets out the procedure with respect to reporting conflicts of interest.  Actual or potential conflicts of interests are reported to the Chair of the NCG&C Committee.  Members of the NCG&C Committee are required to be particularly vigilant in reviewing and approving conflicts of interests.

Board Role in Risk Oversight

The understanding, identification and management of risk are essential elements for the successful management of the Company.

Risk oversight begins with the Board and the Audit Committee.  The Audit Committee is chaired by Lowell A. Shonk.  Each member of the Audit Committee is considered to be independent under Exchange Act rules.  See section entitled “Audit Committee Report” for further description of Audit Committee independence determinations.

The Audit Committee reviews and discusses policies with respect to risk assessment and risk management.  The Audit Committee also has oversight responsibility with respect to the integrity of the Company’s financial reporting process and systems of internal control regarding finance and accounting, as well as its financial statements.  The Audit Committee receives feedback from the external auditor with respect to certain financial accounting and internal control risks.

Management and third-party consultants perform ongoing internal control testing and assessments.  Management provides reliable and timely information to the Board regarding the Company’s effectiveness in identifying and appropriately controlling risks.  Annually, management presents to the Audit Committee a report summarizing the review of the Company’s methods for identifying and managing risks.

The Company also has a comprehensive internal risk framework, which facilitates performance of risk oversight by the Board and the Audit Committee.  The Company’s risk management framework is designed to:

•provide that risks are identified, monitored, reported and quantified properly;

•define and communicate the types and amount of risk that the Company is willing to take;

•communicate to the appropriate management level the type and amount of risk taken;

•maintain a risk management program that is independent of the risk-taking activities; and

•promote a strong risk management culture that encourages a focus on risk-adjusted performance.

NOMINATING, CORPORATE GOVERNANCE
AND COMPENSATION COMMITTEE

The current members of the NCG&C Committee are David I. Roberts, Paul J. Schlauch (Chair), and Barton S. Brundage.  Each of the current members of the NCG&C Committee is considered to be independent within the meaning of NI 58-101.  The NCG&C Committee met two times during the fiscal year ended December 31, 2020.

NCG&C Committee Charter

The NCG&C Committee is governed by a charter which sets forth the NCG&C Committee functions, which are, among other things, to establish procedures for the director nomination process and recommend nominees for election to the Board; to develop and periodically review the effectiveness of the Board’s corporate governance guidelines; and to determine and recommend to the independent members of the Board the base salaries and annual incentive awards, including cash and equity-based incentive awards for the Chief Executive Officer, and where applicable, in consultation with the Chief Executive Officer, for other senior officers, on an annual basis.  The NCG&C Committee Charter is available on the Company’s website at www.rareelementresources.com.

Board Nominating Procedures

The NCG&C Committee believes that candidates for the Board should have (i) the ability to exercise objectivity and independence in making informed business decisions; (ii) extensive knowledge, experience and judgment; (iii) integrity; (iv) loyalty to the interests of the Company and its shareholders; (v) a willingness to devote the extensive time necessary to fulfill a director’s duties; (vi) the ability to contribute to the diversity of perspectives present in board deliberations; and (vii) an appreciation of the role of the Company in society.  The NCG&C Committee considers candidates meeting these criteria who are suggested by directors, management, shareholders and search firms hired to identify and evaluate qualified candidates.  Please see the section captioned “Proposal No. 1: Election of Directors – Director and Nominee Experience and Qualifications” for further information on board qualification criteria.

Shareholders may submit recommendations in writing by a letter addressed to the CEO of the Company or the Chair of the NCG&C Committee.  The NCG&C Committee will carefully consider each shareholder recommendation, evaluating each shareholder-recommended candidate for director under the same standards as candidates identified by any other method.

Gender Diversity on the Board

The NCG&C Committee and the Board do not currently have a formal policy with regard to the consideration of gender diversity in identifying director nominees.  While the Board recognizes the benefits of diversity and inclusion at all levels within its organization, it does not currently have any targets, rules or formal policies that specifically require the identification, consideration, nomination or appointment of female board nominees or candidates for executive management positions or that would otherwise force the composition of the Board or the Company’s executive management team.  Board nominations and appointments are assessed solely based upon the merits of the candidates, in the context of the skills, experience and independence which the Board requires in order to be effective; however, the NCG&C Committee encourages candidate diversity, including gender diversity, in the process of identifying and vetting all candidates. When searching for candidates for senior management positions, the Board focuses on attracting and retaining experienced and highly skilled individuals who can add value to its business, while also encouraging diversity. Currently, the Company has no female Board members or executives. The NCG&C Committee is expected to consider the introduction of a more formal policy regarding gender diversity at the Board level in the future.

Term Limits and Board Composition

The NCG&C Committee and the Board do not currently have a formal policy with regard to director term limits or retirement age in connection with individuals nominated for election as it does not believe that such policies would be in the best interests of the Company.  The Company operates in a unique industry, making it difficult to find qualified directors with the appropriate background and experience, and the introduction of a director term limit or retirement policy would impose further difficulty.  Notwithstanding the foregoing, the NCG&C Committee annually reviews and makes recommendations regarding the size, composition, operation, practice and tenure policies of the Board, with a view to effective oversight and decision making.  The NCG&C Committee believes that when selecting candidates to serve on the Board, it is in the best interests of the Company to consider the diversity of experience of the Board and review candidates who possess a range of skills, expertise, personality, education, background and other qualities for nomination.  The Board strives to achieve a balance between the desirability to have a depth of experience from its members and the need for renewal and new perspectives.  The NCG&C Committee assesses the effectiveness of this approach as part of its annual review of its charter.

The NCG&C Committee reviews the size of the Board annually.  The Board must have enough directors to carry out its duties efficiently, while presenting a diversity of views and experience.  The Board believes that the current size of seven members best serves the Company’s needs in the fiscal year to come.  The NCG&C Committee recommended to the Board all the nominees for directors in this Circular.

Pursuant to and subject to the terms and conditions of the Investment Agreement and with the exercise of the Option, Synchron has the right to designate three directors for appointment or election to the Board, where the Board is comprised of seven directors following such appointment or election.

Compensation Functions

The NCG&C Committee is responsible for reviewing and making recommendations to the Board regarding the Company’s compensation policies and programs as well as salary and benefit levels for individual executives.  The Board, in turn, gives final approval on compensation matters.  The NCG&C Committee does not and cannot delegate its authority to determine director and executive officer compensation.

AUDIT COMMITTEE REPORT

The Company has a separately designated, standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act.  Under Canadian securities laws, the Company is required to have an audit committee comprised of not less than three directors.  Each member of the Audit Committee must meet the independence requirements imposed by applicable law and must not be an employee, officer or affiliate of the Company.  The Company’s current Audit Committee consists of Lowell A. Shonk (Chair), Gerald W. Grandey, and Kenneth J. Mushinski.  The Audit Committee’s functions are to oversee the accounting and financial reporting process and the audit of the annual financial statements of the Company.  The Audit Committee met eight times during the fiscal year ended December 31, 2020.

Audit Committee Charter

The Audit Committee, under the guidance of the Audit Committee Charter approved by the Board, assists the Board in fulfilling its oversight responsibilities by reviewing (i) the financial statements, reports and other information provided to shareholders, regulators and others; (ii) the independent auditor’s qualifications, independence and performance; (iii) the internal controls that management and the Board have established; (iv) the audit, accounting and financial reporting processes generally; and (v) compliance by the Company with legal and regulatory requirements.  The text of the Audit Committee’s Charter is appended to this Circular as Appendix “D” and is also available on the Company’s website at www.rareelementresources.com.

Independence

The Company’s Board has determined that all of the members of the Company’s Audit Committee are independent within the meaning of National Instrument 52-110 – Audit Committees (“NI 52-110”).

Audit Committee Financial Expert

The Company’s Board has determined that Lowell A. Shonk, Chair of the Audit Committee, satisfies the requirement of an “audit committee financial expert,” as defined under Item 407 of the Regulation S-K, and

Messrs. Shonk, Grandey and Mushinski each are “financially literate” within the meaning thereof set forth in NI 52-110.

Audit Committee Oversight

Since the commencement of the fiscal year ended December 31, 2020, the Audit Committee has not made any recommendations to nominate or compensate an external auditor which were not adopted by the Board.

Audit Committee Report

The Audit Committee has reviewed and discussed with the Company’s management the Company’s audited consolidated balance sheet at December 31, 2020 and consolidated statements of operations and comprehensive loss, cash flows and shareholder’s equity for the fiscal year ended December 31, 2020.

The Audit Committee has discussed with BDO the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Audit Committee has received the written disclosures and the letter from BDO required by the applicable requirements of the PCAOB regarding BDO’s communications with the Audit Committee concerning independence and has discussed with BDO its independence.

Based on the financial statement review, discussions with BDO and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that the Company’s financial statements and the related management’s discussion and analysis be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

Submitted on behalf of the Audit Committee,

LOWELL A. SHONK (Chair)

GERALD W. GRANDEY

KENNETH J. MUSHINSKI

Pre-Approval Policies and Procedures

In accordance with the Audit Committee Charter, the Audit Committee’s responsibilities and powers include pre-approval of permitted non-audit services performed for Rare Element or any of its subsidiaries by the Company’s auditor, subject to any de minimis exception under Section 10A(i)(1)(B) of the Exchange Act any rules promulgated thereunder. Consistent with applicable laws, other than audit, review or attestation services, all other services provided by the Company’s auditor are to be pre-approved by one or more members of the Audit Committee pursuant to authority delegated by the Audit Committee, provided that the Audit Committee is informed of each particular service.  All of the engagements and fees discussed below under the heading “Audit, Audit-Related, Tax, and Other Fees” for the fiscal years ended December 31, 2020 and 2019 were pre-approved by the Audit Committee.

Since the commencement of the Company’s most recently completed financial year, the Audit Committee has not made any recommendations to nominate or compensate an external auditor which were not adopted by the Board of the Company.

Audit, Audit-Related, Tax, and Other Fees

The following table sets forth the aggregate fees billed by our current independent auditors, BDO, for professional services rendered in the fiscal year ended December 31, 2020 (beginning on October 16, 2020).  BDO did not provide any services in 2019.

2020
Audit Fees	$52,296
Audit-Related Fees	–
Tax Fees	10,000
All Other Fees	–
Total	$62,296

The following table sets forth the aggregate fees billed by our prior independent auditors, Plante Moran, for professional services rendered in the fiscal years ended December 31, 2019 and December 31, 2020 (through October 16, 2020).

	2020	2019
Audit Fees	$29,100	$57,552
Audit-Related Fees	–	–
Tax Fees	–	11,000
All Other Fees	7,500	–
Total	$36,600	$68,552

“Audit Fees” represent fees for the audit of the Company’s annual financial statements and attestation services that are provided in connection with statutory and regulatory filings or engagements.

“Audit-Related Fees” represent fees for professional services.

“Tax Fees” represent fees for professional services rendered for tax compliance, tax advice and tax planning on actual or contemplated transactions.

“All Other Fees” consist of fees for products and services other than the services reported above.

SUMMARY COMPENSATION TABLE

Set out below is a summary of compensation paid to the Company’s NEO during the fiscal years ended December 31, 2020 and 2019:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards (1) ($)	All Other Compensation ($)	Total ($)
Randall J. Scott	2020	$220,000	$42,500	$188,040	$–	$450,540
President and Chief Executive Officer	2019	$210,000	$35,000	$15,615	$–	$260,615

(1)The grant date fair value of option-based awards is determined by the Black-Scholes Option Pricing Model with certain assumptions for the risk-free interest rate, dividend yields, volatility factors of the expected market price of the Common Shares and expected life of the options.

Narrative Discussion of Compensation and Plan-Based Awards

Employment Agreements

The Company has historically maintained employment agreements with its executive officers, including Mr. Scott.  The material terms of prior employment agreements have included (a) employment for an indefinite term unless employment is terminated as provided in the agreement; (b) severance arrangements, including upon a change in control; (c) a base salary; and (d) participation in the stock option plans of the Company (as described below), the incentive bonus, and the Company’s benefit plans as are from time to time available to executive officers of the Company.

Mr. Scott has had an employment agreement with the Company since April 2013.  From that date until late 2017 there were multiple amendments to the agreement, involving adjustments to the base salary, and severance compensation payable under the agreement.  In December 2017, the NCG&C Committee recommended to the Board that Rare Element Resources, Inc., a subsidiary of the Company, enter into a revised employment agreement with Mr. Scott to replace his prior employment and severance compensation agreements, as amended.  On February 22, 2018, effective as of January 1, 2018, Rare Element Resources, Inc. and Mr. Scott entered into a new employment agreement (the “Employment Agreement”).  Pursuant to the terms of the Employment Agreement, (i) Mr. Scott’s annual base salary was $210,000, effective as of January 1, 2018 and is subject to adjustment at the Company’s discretion (and was $220,000 as of December 31, 2020); (ii) Mr. Scott will be eligible to receive an annual performance bonus and such long-term incentive awards as may be determined by the Board; and (iii) Mr. Scott will be eligible to participate in the employee benefit programs, if offered, by the Company.

Additionally, Mr. Scott is entitled to separation benefits in the event that his employment is terminated by the Company without “cause” or by Mr. Scott for “good reason” (in each case, as defined in the Employment Agreement) due to certain reasons, including a material change in title or duties, a material reduction in compensation, a material geographic relocation, or a material breach of the Employment Agreement by the Company, in each case which the Company has failed to cure. The severance payment to be received by Mr. Scott upon termination under the circumstances described above will be equal to one year of Mr. Scott’s base salary in effect on the date of termination and paid to Mr. Scott in a lump sum 60 days after the date of such termination.  In addition, Mr. Scott’s equity incentive awards will vest automatically upon such termination.

Equity Plan

As of the date of this Circular, there were 3,530,000 stock options outstanding, representing approximately 3.4% of the current outstanding Common Shares, under a 10% rolling stock option plan (the “RSOP”).  Material terms of the RSOP are set out below.

The NCG&C Committee may, subject to ratification from the Board, from time to time grant to directors, employees or consultants options to acquire Common Shares under the RSOP.  The maximum number of Common Shares issuable under the RSOP shall not in the aggregate exceed 10% of the issued and outstanding Common Shares (calculated as at the award date of such options).  The Company is prohibited from granting options (i) to any one person where the grant would result in such person holding options to acquire Common Shares in excess of 5% of the issued and outstanding Common Shares; or (ii) that will result in the number of Common Shares issuable to insiders of the Company at any time being in excess of 10% of the issued and outstanding Common Shares as at the award date or that will result in the number of Common Shares issued to insiders of the Company within any one-year period being in excess of 10% of the issued and outstanding Common Shares as at the award date under the RSOP or when combined with all of the Company’s other security-based compensation arrangements.

The exercise price of options shall be determined by the NCG&C Committee as of the award date and shall not be less than the closing price of the Common Shares on the stock exchange where the majority of the trading volume and value of the Common Shares occurs on the last day immediately preceding the award date.  The NCG&C Committee retains the discretion to impose vesting periods on any options granted.  The Company does not offer financial assistance in respect of the exercise of options.

The expiry date of an option shall be determined in the discretion of the NCG&C Committee and shall not exceed the tenth anniversary of the award date of such option subject to extensions in the case of a trading blackout.  Unless the NCG&C Committee decides otherwise, options granted under the RSOP will expire (i) one year after the option holder’s death or disability, and any options which are unvested as of the date of death or disability will not vest; (ii) 90 days after an option holder who is a director ceases to be a director of the Company other than by reason of death or disability, in which case all unvested options shall immediately vest and become exercisable unless the option holder continues to be an employee or consultant, in which case the options will not so vest and the expiry date will remain unchanged; (iii) on the date the option holder ceases to be a director as the result of certain prescribed circumstances, in which case any unvested options will not vest; (iv) 90 days after the option holder ceases to be employed by the Company (other than by reason of death, disability, mandatory retirement, a change of control, termination for cause or as a result of an order of a regulatory body) unless the employee continues to be a director or consultant, in which case the expiry date remains unchanged, or unless the option holder ceases to be an employee (a) as a result of termination for cause; or (b) by order of the British Columbia Securities Commission, the Ontario Securities Commission, or any other regulatory body having jurisdiction to so order, in which case the expiry date shall be the date the option holder ceases to be an employee (all options which are not vested as of the date the employee ceases to be employed shall not vest unless the option holder continues to be a director or consultant of the Company, in which case the vesting of the options shall be unchanged; if the employee ceases to be an employee by reason of mandatory retirement, all unvested options will immediately vest and become exercisable and the expiry date will be one year from the date of retirement); (v) 90 days after an option holder who is a consultant of the Company ceases to be a consultant by reason of the completion or termination of the contract under which the consultant provides services to the Company unless the option holder continues to be engaged as a director or employee of the Company, in which case the expiry date shall be 90 days after the date the option holder ceases to be a director or employee.  Any options which are unvested as of the date the option holder ceases to be a consultant will not vest unless the option holder continues to be engaged as a director or employee, in which case the vesting of the options shall be unchanged.  If upon completion of the contract under which the consultant provided services to the Company the consultant is subsequently hired by the Company as an employee, the options previously granted to the consultant will flow through to the employee on the same terms and conditions as the original grant of options.

In the case of an employee or consultant (who is not also a director or officer) ceasing to be an employee or a consultant as a result of a change of control at any time within six months after the effective date of the change of control, notwithstanding the vesting provisions of the option, all unvested options of the option holder will immediately vest and become immediately exercisable, and the expiry date shall be the earlier of the pre-existing expiry date and the date 90 days following the date on which the employee or consultant ceased to be such.  In the case of a director or officer who ceases to be an employee, director or consultant under these circumstances, all unvested options of the option holder will immediately vest and become immediately exercisable, and the expiry date shall be the earlier of the pre-existing expiry date and the date two years following the date on which the employee, director or consultant ceased to be such.  In the event that the Company enters into an agreement with another entity which may result in a change of control, or a “takeover bid” within the meaning of the Securities Act (British Columbia) is made for the Company by another entity which may result in a change of control, all unvested options of the option holders will immediately vest and become immediately exercisable as of the date of the agreement or takeover bid.

Options are non-assignable and non-transferable.  Notwithstanding the foregoing, an option holder may transfer an option to a corporation which is 100% owned by the option holder provided that the transfer is permitted by, and is effected in accordance with, the applicable securities laws.

The Board shall have the power, without shareholder approval, at any time and from time to time, either prospectively or retrospectively, to amend, suspend or terminate the RSOP or any option granted under the RSOP, provided always that any such amendment shall not, without the consent of the option holder, alter the terms or conditions of any option or impair any right of any option holder pursuant to any option awarded prior to such amendment in a manner materially prejudicial to such option holder.  Additionally, such termination shall be subject to any necessary stock exchange, regulatory or shareholder approval.

The RSOP was initially approved by shareholders of the Company at the annual and special meeting of shareholders on December 2, 2011.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth the outstanding option awards held by the NEO of the Company as of December 31, 2020.

Outstanding Equity Awards at Fiscal Year-End

	Option awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date
Randall J. Scott	125,000	125,000	0.83	2/13/2025
	250,000	–	0.07	2/18/2024
	250,000	–	0.25	11/17/2022
	200,000	–	0.04	12/29/2021
	150,000	–	0.04	12/13/2021

POTENTIAL PAYMENTS UPON TERMINATION

Previously, the Company had entered into employment and severance compensation agreements with Mr. Scott, which agreements were replaced with the Employment Agreement.  Pursuant to the Employment Agreement, Mr. Scott is entitled to separation benefits in the event that his employment is or was terminated by the Company without “cause” or by Mr. Scott for “good reason” (in each case, as defined in the Employment Agreement) due to certain reasons, including a material change in title or duties, a material reduction in compensation, a material geographic relocation, or a material breach of the Employment Agreement by the Company, in each case which the Company has failed to cure.  The separation benefits to be received by Mr. Scott upon termination under the circumstances described above must equal Mr. Scott’s base salary in effect on the date of termination.  The separation benefits are not contingent upon any change in control and are to be paid to Mr. Scott in a lump sum 60 days after the date of such termination.  In addition, Mr. Scott’s equity incentive awards vest automatically upon such termination.

The table below sets out the estimated payments due to the NEO employed by the Company as of December 31, 2020 on a qualifying termination without cause, assuming termination took place pursuant to the Employment Agreement:

Name
	Base Salary	Total (1)
	($)	($)
Randall J. Scott	220,000	220,000

(1)Termination payments, if applicable, are made in a lump sum to the NEO upon a qualifying termination.

DIRECTOR COMPENSATION

Non-employee directors other than the Chairman and the Synchron director designees receive annual compensation of $12,500, paid pro rata on a quarterly basis.  The Chairman receives annual compensation of $30,000 per year. The directors of the Company are encouraged to hold Common Shares, thereby aligning their interests with those of the shareholders.  In addition to the annual compensation and stock option awards, the Company pays compensation to the Chair of the Audit Committee of $7,500 and the Chair of the NCG&C Committee of $5,000 per year. The Synchron director designees elected not to receive any director compensation, including stock options.

The following table sets forth information regarding the compensation received by each of the Company’s non-employee directors during the fiscal year ended December 31, 2020:

Director Compensation

	Fees earned or paid in cash	Option awards	All other compensation	Total
Name	($)	($)	($)	($)
Gerald W. Grandey	30,000	112,824	–	142,824
Paul J. Schlauch	17,500	75,215	–	92,715
Lowell Shonk	20,000	75,215	–	95,715
Kenneth J. Mushinski (1)	–	–	–	–
David I. Roberts (1)	–	–	–	–
Barton S. Brundage (1)	–	–	–	–

(1)Synchron’s director designees on the Board, Messrs. Mushinski, Roberts and Brundage, elected not to receive any director compensation, including stock options.

EQUITY COMPENSATION PLAN INFORMATION

As of December 31, 2020, we had one equity compensation plan under which our Common Shares have been authorized for issuance to our officers, directors, employees and non-employee consultants: our RSOP, which was adopted by our shareholders on December 2, 2011, and amended and restated on April 7, 2020, as approved by the Board.

The following table sets out those securities of the Company which have been authorized for issuance under our equity compensation plan, as at December 31, 2020:

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options and rights (a)	Weighted-average exercise price of outstanding options and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	3,100,000	$0.28	7,389,525
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	3,100,000	$0.28	7,389,525

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

None of the current or former directors, executive officers of the Company or the proposed nominees for election to the Board, nor any associate or affiliate of the foregoing persons, are or have been indebted to the Company since the beginning of the fiscal year ended December 31, 2020.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director or executive officer of the Company or any of the Board’s nominees for election as a director of the Company, nor any associate or affiliate of the foregoing persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, since the beginning of the Company’s last fiscal year in matters to be acted upon at the Meeting, other than the election of directors.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

On February 14, 2019, the Company and Umwelt-und Ingenieurtechnik GmbH Dresden (“UIT”), an affiliate of Synchron, executed a technology test work agreement to further validate the Company’s rare earth processing technology at pilot plant scale. The Board approved the UIT pilot plant engagement on February 7, 2019. Consistent with prior Board action engaging UIT, the two directors of Rare Element appointed by Synchron as of the date of the UIT engagement abstained because Synchron is a significant shareholder of the Company and is an affiliate of UIT. The UIT pilot plant agreement was for an amount not to exceed $700,000. The February 14, 2019 UIT agreement was amended to further conduct rare earth separation testing on September 9, 2019 for an amount of $70,000.

On March 9, 2020, the Board of Directors approved the engagement of UIT for further pilot plant test work in an amount not to exceed $650,000. Under the 2020 engagement, UIT optimized certain process steps, developed scale-up design criteria for a demonstration plant, and confirmed operating and capital cost estimates. Consistent with the prior Board action engaging UIT, the three directors of Rare Element appointed by Synchron abstained because Synchron is a significant shareholder of the Company and is an affiliate of UIT.

For the years ended December 31, 2020 and 2019, the Company paid approximately $1,131,000 and $223,000, respectively, for services rendered under these agreements.

In January 2021, the Board of Directors reviewed the final report from UIT for work completed to date at the hydrometallurgical plant in Germany that demonstrated that the Company’s innovative proprietary process can produce a saleable Nd/Pr product with significantly fewer steps than currently available separation technologies and expected lower capital and operating costs.  While the work in 2020 did further optimize certain aspects of the separation process, the report noted further opportunities for enhancement, including producing a purer Nd/Pr product.  To that end, the Board of Directors approved $500,000 for additional work for the first half of 2021 to prove out these enhancements as well as update the process flow diagrams and conduct preparatory studies for the basic engineering of the demonstration plant. Consistent with prior Board action engaging UIT, the three directors of Rare Element appointed by Synchron abstained because Synchron is a significant shareholder of the Company and is an affiliate of UIT.

Except as set forth above, none of the persons who were directors or executive officers of the Company or a subsidiary of the Company at any time during the fiscal years ended December 31, 2020 and 2019, the proposed nominees for election to the Board, any person or company that beneficially owns, directly or indirectly, or that exercises control or direction over (or a combination of both) more than 10% of the issued and outstanding Common Shares of the Company, nor any associate or affiliate of those persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any transaction or proposed transaction which has materially affected or would materially affect the Company.

MANAGEMENT CONTRACTS

No management functions of the Company are, to any substantial degree, performed by a person or company other than the directors or executive officers of the Company, in their roles as such.

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PARTIES

The Company’s written corporate governance policies generally discourage transactions involving a potential conflict of interest.  The NCG&C Committee is generally responsible for overseeing compliance with the Company’s corporate governance policies, which require that transactions that could reasonably be considered to present a conflict of interest be reported to the NCG&C Committee.  However, the Audit Committee is responsible for overseeing compliance with the Code of Conduct contained in the Company’s corporate governance policies.  Specifically, the Audit Committee is responsible for reviewing and overseeing any transaction or contract exceeding or likely to exceed $120,000 involving the Company and a related party, including transactions subject to disclosure under Item 404 of Regulation S-K.  Generally, in reviewing such transactions, the Audit Committee considers the relevant facts and circumstances available and deemed relevant to each determination.

Except for the agreements with UIT referenced above, there are no material interests, direct or indirect, of any other director nominee or any of the current directors, executive officers, or any shareholder that beneficially owns, directly or indirectly, more than 5% of the outstanding Common Shares, or immediate family members of such persons, in any transaction since January 1, 2019, or in any proposed transaction in which the amount involved exceeded $48,820 (1% of the average of the Company’s total assets for the last two completed fiscal years).

GENERAL MATTERS

It is not known whether any other matters will come before the Meeting other than those set forth above and in the Notice of Meeting, but if any other matters do arise, the person named in the Proxy intends to vote on any poll, in accordance with his or her best judgment, exercising discretionary authority with respect to amendments or variations of matters set forth in the Notice of Meeting and other matters which may properly come before the Meeting or any adjournment of the Meeting.

SHAREHOLDER PROPOSALS

Under the BCA, the statute under which the Company is incorporated, shareholder proposals, including director nominees, must be received at the registered office of the Company at least three months before the anniversary of the previous year’s annual general meeting.  Under Rule 14a-8(e) of Regulation 14A to the Exchange Act, subject to certain exceptions, shareholder proposals must be received at the Company’s principal executive offices not less than 120 calendar days before the one-year anniversary of the Company’s release to shareholders of its management information and proxy circular in connection with the previous year’s annual meeting.  Because the shareholder proposal deadline under the BCA is more stringent for the Company and more favourable for shareholders, the Company will abide by it.  Accordingly, to be eligible for inclusion in the Company’s management information and proxy circular for the 2022 annual meeting of shareholders of the Company, shareholder proposals prepared in accordance with applicable laws must be received at the Company’s registered office on or before March 8, 2022.

Advance Notice Policy

The Board adopted an advance notice policy (the “Advance Notice Policy”) on November 7, 2012.  The purpose of the Advance Notice Policy is to (i) facilitate an orderly and efficient annual general or, where the need arises, special meeting process, (ii) ensure that all shareholders receive adequate notice of the director nominations and sufficient information regarding all director nominees, and (iii) allow shareholders to register an informed vote after having been afforded reasonable time for appropriate deliberation.

The Advance Notice Policy, among other things, includes a provision that requires advance notice to the Company in certain circumstances where nominations of persons for election to the Board are made by shareholders of the Company.  The Advance Notice Policy fixes a deadline by which director nominations must be submitted to the Company prior to any annual or special meeting of shareholders and sets forth the information that must be included in the notice to the Company for the notice to be in proper written form.

In the case of an annual meeting of shareholders, notice to the Company must be made not less than 30 days nor more than 65 days prior to the date of the annual meeting; provided, however, that in the event that the annual meeting is to be held on a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be made not later than the close of business on the 10th day following such public announcement.

In the case of a special meeting of shareholders, which is not also an annual meeting, called for the purpose of electing directors (whether or not called for other purposes), notice to the Company must be made not later than the close of business on the 15th day following the day on which the first public announcement of the date of the special meeting was made.  The full text of the Advance Notice Policy is available under the Company’s profile at www.sedar.com.

ADDITIONAL INFORMATION AND AVAILABILITY OF DOCUMENTS

Important Notice Regarding Availability of Proxy Materials for Meeting to be Held on June 8, 2021

The Company will provide to any person or corporation, upon request, one copy of any of the following documents:

(a)the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (or annual information form), together with any document, or the pertinent pages of any document, incorporated therein by reference;

(b)the comparative financial statements and management’s discussion and analysis of the Company for the fiscal year ended December 31, 2020 in respect of which such financial statements have been issued, together with the report of the independent registered public accounting firm thereon, and any interim financial statements and management’s discussion and analysis of the Company subsequent to the financial statements for the fiscal year ended December 31, 2020; and

(c)this Circular.

Copies of the foregoing documents are also available on the Company’s website at www.rareelementresources.com, or copies of the above documents will be provided by the Corporate Secretary of the Company, upon request, by mail at P.O. Box 271049, Littleton, Colorado 80127 or by e-mail at info@rareelementresources.com, free of charge to shareholders of the Company.  The Company may require the payment of a reasonable charge from any person or corporation that is not a shareholder of the Company and that requests a copy of any such document.  Financial information relating to the Company is provided in the Company’s comparative financial statements and management’s discussion and analysis for the fiscal year ended December 31, 2020.  Additional information relating to the Company is available electronically on SEDAR at www.sedar.com and on EDGAR at www.sec.gov/edgar.shtml.

If you would like directions to the Meeting, contact the Company through the methods described above. However, as a result of the COVID-19 situation, shareholders who might otherwise attend the Meeting in person are strongly encouraged to join the meeting in real-time by calling 866-895-5510 (U.S. or Canada) or +1-858-384-5500 (International/Toll) and passcode 481353.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires the Company’s officers and directors and persons who own more than 10% of a registered class of our equity securities to file initial reports of ownership of our equity securities on Form 3 and reports of changes in ownership on Form 4 or Form 5, as appropriate.  Persons subject to Section 16 are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file.  Based solely on a review of such forms furnished to the Company, we believe that for the fiscal year ended December 31, 2020 all required reports were filed on a timely basis under Section 16(a), except that Mr. Schlauch filed a late Form 4 on June 9, 2020 in connection with three transactions that occurred on June 1, 2020.

MULTIPLE SHAREHOLDERS SHARING THE SAME ADDRESS

U.S. regulations regarding the delivery of copies of proxy materials and annual reports to shareholders permit the Company and brokerage firms to send one annual report and proxy statement to multiple shareholders who share the same address under certain circumstances.  Shareholders who hold their Common Shares through a broker may have consented to reducing the number of copies of materials delivered to their address.  In the event that a shareholder wishes to revoke such a consent previously provided to a broker, the shareholder must contact the broker to revoke the consent.  In any event, if a shareholder wishes to receive a separate Circular and accompanying materials for the Meeting or the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2020, the shareholder may receive copies by contacting the Corporate Secretary of the Company at P.O. Box 271049, Littleton, Colorado 80127.  Shareholders receiving multiple copies of these documents at the same address can request delivery of a single copy of these documents by contacting the Company in the same manner.  Persons holding Common Shares through a broker can request a single copy by contacting the broker.

BOARD APPROVAL

The contents of this Circular have been approved and its mailing authorized by the Board.

DATED at Littleton, Colorado, the 27th day of April, 2021.

ON BEHALF OF THE BOARD

RANDALL J. SCOTT

President, Chief Executive Officer and Director

Appendix “A”

Form of Proxy

Rare Element Resources

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 9:59 p.m. Mountain Daylight Time on Monday, June 7, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 9:59 p.m. Mountain Daylight Time on Monday, June 7, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D47512-P53907

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

RARE ELEMENT RESOURCES LTD.

The Board of Directors recommends you vote FOR each of the nominees listed:

1. Election of Directors	For	Withhold
1a. Gerald W. Grandey	☐	☐
1b. Barton S. Brundage	☐	☐
1c. Kenneth J. Mushinski	☐	☐
1d. David I. Roberts	☐	☐
1e. Paul J. Schlauch	☐	☐
1f. Randall J. Scott	☐	☐
1g. Lowell A. Shonk	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
2. **Appointment of Auditor** Ratify the appointment of BDO USA, LLP as auditor of the Company for the fiscal year ending December 31, 2021.	☐	☐	☐
3. **Advisory Vote on Executive Compensation** Approve, on a non-binding advisory basis, the compensation of the Company's named executive officer as disclosed in the enclosed proxy circular.	☐	☐	☐

If you wish to appoint someone other than Gerald W. Grandey, Chairman of the Company, or Randall J. Scott, Directors of the Company, as your proxy, please check box here. Please do not check box unless you want to exercise this option. ☐

Interim Financial Statements
Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐ Yes ☐ No

Annual Financial Statements
Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐ Yes ☐ No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Circular and Annual Report are available at www.proxyvote.com.

D47513-P53907

Appointment of Proxy:

I/We, holder(s) of Common Shares of Rare Element Resources Ltd. hereby appoint(s): Gerald W. Grandey, Chairman, or failing him, Randall J. Scott, Directors of the Company.

OR

Print the name of the person you are appointing if this person is someone other than Mr. Grandey or Mr. Scott.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the direction on the reverse side (or if no directions have been given, according to the recommendations of the Board) and all other matters that may properly come before the Annual Meeting of Shareholders of Rare Element Resources Ltd. to be held at the offices of General Atomics affiliates, 7800 East Dorado Place, 2nd Floor Conference Room, Greenwood Village, Colorado 80111, on Tuesday, June 8, 2021 at 2:00 p.m., local time and at any adjournment or postponement thereof except as may be restricted by law.

Notes to proxy

1. **This proxy is being solicited on behalf of the Rare Element Resources Ltd. Board of Directors.**
2. **Every holder has the right to appoint some other person or company of his, her or its choice, who need not be a holder, to attend and act on his, her or its behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see above).**
3. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees or executors), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual, you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
4. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
5. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by management to the holder.
6. **The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the Board of Directors.**
7. The securities represented by this proxy will be voted in favour or withheld/abstained from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
8. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof except as may be restricted by law.
9. This proxy should be read in conjunction with the accompanying documentation provided by management and the Board of Directors and available online at www.proxyvote.com.

Proxies submitted must be received by 9:59 PM (Mountain Daylight Time) on Monday, June 7, 2021.

Appendix “B”

Form of Notice of Meeting

Your **Vote** Counts!

RARE ELEMENT RESOURCES LTD.

2021 Annual Meeting
Vote by June 7, 2021
11:59 PM ET

D47515-P53936

You invested in RARE ELEMENT RESOURCES LTD. and it's time to vote!

You have the right to vote on proposals being presented at the 2021 Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 8, 2021.**

Get informed before you vote

View the Notice, Proxy Circular and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

June 8, 2021
2:00 p.m., local time

*If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

RARE ELEMENT RESOURCES LTD.

2021 Annual Meeting
Vote by June 7, 2021
11:59 PM ET

Voting Items	Board Recommends
1. **Election of Directors**	
1a. Gerald W. Grandey	For
1b. Barton S. Brundage	For
1c. Kenneth J. Mushinski	For
1d. David I. Roberts	For
1e. Paul J. Schlauch	For
1f. Randall J. Scott	For
1g. Lowell A. Shonk	For
2. **Appointment of Auditor** Ratify the appointment of BDO USA, LLP as auditor of the Company for the fiscal year ending December 31, 2021.	For
3. **Advisory Vote on Executive Compensation** Approve, on a non-binding advisory basis, the compensation of the Company's named executive officer as disclosed in the enclosed proxy circular.	For

Appendix “C”

Current Report on Form 8-K filed on October 21, 2020

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 16, 2020

RARE ELEMENT RESOURCES LTD.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-34852	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 271049 Littleton, Colorado	80127
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(720) 278-2460

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01Changes in Registrant’s Certifying Accountant.

(a)Dismissal of Independent registered accounting firm.

On October 16, 2020, the Audit Committee of the board of directors (the “Board”) of Rare Element Resources Ltd. (the “Company”) approved, and the Board ratified, the dismissal of Plante & Moran, PLLC (“Plante Moran”) as the independent registered public accounting firm of the Company.

The audit reports of Plante Moran on the Company’s financial statements for the fiscal years ended December 31, 2019 and 2018 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report of Plante Moran on the Company’s financial statements for the fiscal year ended December 31, 2018 contained an explanatory paragraph indicating that there was substantial doubt about the ability of the Company to continue as a going concern. The circumstances surrounding this disclosure were subsequently alleviated as described in the annual report on Form 10-K of the Company for the fiscal year ended December 31, 2019.

During the two most recent fiscal years ended December 31, 2019 and 2018 and through the subsequent interim period preceding Plante Moran’s dismissal, there were no disagreements between the Company and Plante Moran on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Plante Moran, would have caused it to make reference thereto in its reports on the Company’s financial statements for such fiscal years.

During the two most recent fiscal years ended December 31, 2019 and 2018 and through the subsequent interim period preceding Plante Moran’s resignation, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Plante Moran with a copy of this disclosures as set forth under this Item 4.01 and requested that Plante Moran furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Plante Moran agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of the response letter from Plante Moran is attached hereto as Exhibit 16.1.

(b)Engagement of new independent registered accounting firm.

Additionally, on October 16, 2020, the Audit Committee approved, and the Board ratified, the engagement of BDO USA, LLP (“BDO”) as the new independent registered public accounting firm of the Company.

During the two most recent fiscal years ended December 31, 2019 and 2018 and through the subsequent interim period preceding BDO’s engagement, the Company did not consult with BDO regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements by BDO, in either case where written or oral advise provided by BDO would be an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any other matter that was the subject of a disagreement between the Company and its former auditor or was a reportable event (as described in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
16.1	Letter from Plante & Moran, PLLC, dated as of October 20, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 21, 2020

RARE ELEMENT RESOURCES LTD.

By:/s/ Randall J. Scott

Name:Randall J. Scott

Title: President and Chief Executive Officer

Exhibit 16.1

October 20, 2020

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Commissioners:

We have read Item 4.01 of Rare Element Resources LTD.’s Form 8-K dated October 16, 2020, and have the following comments:

1.We are in agreement with the statements made in part (a) Dismissal of Independent Registered Public Accounting Firm.

2.We have no basis on which to agree or disagree with the statements made in part (b) Engagement of New Independent Registered Public Accounting Firm.

Yours truly,

 /s/ Plante & Moran, PLLC
Denver, Colorado

Appendix “D”

Audit Committee Charter

RARE ELEMENT RESOURCES LTD.

AUDIT COMMITTEE CHARTER

(As Confirmed March 15, 2016)

There shall be a committee of the Board of Directors (the “Board”) of Rare Element Resources Ltd., a corporation incorporated under the laws of British Columbia, Canada (“Rare Element”), to be known as the Audit Committee (the “Committee”), whose membership, authority and responsibilities shall be as set out in this Charter.

PRIMARY FUNCTION

The primary function of the Committee is to assist the Board in fulfilling its oversight responsibilities, primarily through (a) overseeing the integrity of Rare Element’s financial statements and financial reporting process and Rare Element’s systems of internal accounting and financial controls; (b) overseeing the performance of the internal auditors; (c) recommending the selection of, retaining and monitoring the independence and performance of Rare Element’s outside auditors, including overseeing the work of the outside auditors who audit and prepare or issue an auditors’ report of Rare Element’s financial statements, and approving any non-audit services; and (d) facilitating communication among the outside auditors, management, internal auditors and the Board (collectively, the Committee’s “Purpose”).

MEMBERSHIP

Following each annual meeting of the shareholders of Rare Element, the Board shall elect no fewer than three directors (the “Members”) to the Committee and shall appoint one of the Members to chair the Committee. Each Member shall meet the independence requirements imposed by applicable law.

The Committee may form and delegate authority to subcommittees when and where appropriate. Any Member may be removed from office or replaced at any time by the Board and shall cease to be a Member upon ceasing to be a director. Each Member shall hold office until the close of the next annual general meeting of shareholders of Rare Element or until the Member ceases to be a director, resigns or is removed or replaced, whichever first occurs.

A Member shall be considered independent if (a) he or she is not currently and has not been during the past three years, an employee or executive officer of Rare Element or its subsidiaries, other than as allowed by applicable law; (b) he or she has not accepted, directly or indirectly, any consulting, advisory or other compensatory fee from Rare Element or its subsidiaries other than in connection with serving on the Committee, any other Board committee or as a Board member, or as part-time chair or vice-chair of the Board or any board committee; (c) he or she is not an “affiliated person” of Rare Element or any of its subsidiaries as defined by rules of the Securities and Exchange Commission (“SEC”), including Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (d) he or she does not have a “material relationship” with Rare Element as defined by National Instrument 52-110 – Audit Committees of the Canadian Securities Administrators; and (e) he or she meets all other requirements for independence imposed by law from time to time and any requirements imposed by any applicable body having jurisdiction over Rare Element.

No Member shall have participated in the preparation of the financial statements of Rare Element or its subsidiaries at any time during the past three years.

All Members shall, from the time of their respective appointments to the Committee, have a practical knowledge of finance and accounting and be able to read and understand fundamental financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by Rare Element’s financial statements. In addition, Members may be required to participate in continuing education if required by applicable law.

At least one of the Members shall be a “financial expert” as defined by Item 407(d)(5) of Regulation S-K, unless otherwise determined by the Board. These designations do not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a Member of the Committee and Board in the absence of such designation or identification; and the designation or identification of a Member as an “financial expert” does not affect the duties, obligations, or liability of any other Member or Board member.

MEETINGS

The Committee shall meet as frequently as is necessary to carry out its responsibilities, but at least quarterly, at such times and location determined by the Committee chairman. The Committee is governed by the rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board.

The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the constating documents of Rare Element, or (c) applicable law.

In the absence of the Committee chairman from any meeting, the Members shall elect a chairman from those in attendance to act as chairman of that meeting.

The Committee chairman shall appoint a secretary for each meeting of the Committee and shall maintain minutes of all meetings and deliberations of the Committee.

REPORTING

Following each meeting of the Committee, the Committee chairman shall report to the Board issues before the Committee and actions taken by the Committee or recommended to be taken by the Board.

RESPONSIBILITIES, DUTIES AND POWERS

The Committee’s principal responsibility in furtherance of the Purpose is one of oversight. Rare Element’s management is responsible for preparing Rare Element’s financial statements, and Rare Element’s outside auditors are responsible for auditing and reviewing those financial statements. In carrying out these oversight responsibilities, the Committee is not providing any expert or special assurance as to Rare Element’s financial statements or any professional certification as to the outside auditors’ work.

The Committee’s specific responsibilities and powers are as set forth below.

1.Periodically review with management and the outside auditors the applicable law relating to the qualifications, activities, responsibilities and duties of audit committees and the Committee’s compliance therewith, and also take, or recommend that the Board take, appropriate action to comply with such law.

2.Meet separately at least annually with each of Rare Element’s senior management, including its Chief Financial Officer or Corporate Controller, and outside auditors in separate executive sessions to discuss any matters that the Committee or each of these persons believes should be discussed privately.

3.Establish procedures for: (a) the receipt, retention and treatment of complaints received by Rare Element regarding accounting, internal accounting controls or auditing matters; and (b) the confidential, anonymous submission by employees of Rare Element of concerns regarding questionable business conduct, accounting or auditing matters.

4.Perform the following: (a) determine the compensation to be paid to outside auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for Rare Element; (b) determine the compensation to any advisors employed by the Committee; and (c) arrange for the payment by Rare Element of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

5.Review and approve Rare Element’s hiring policies regarding partners, employees and former partners and employees of the present and former outside auditor of Rare Element.

6.Review and approve annual reports of the Committee for inclusion in the proxy circulars for Rare Element’s annual meetings.

7.Investigate any matter brought to its attention related to reports of improper business conduct, financial, accounting and audit matters.

8.Undertake such additional responsibilities as from time to time may be delegated to it by the Board, required by Rare Element’s constating documents or required by applicable law.

Auditor Independence

9.Be directly responsible for the recommendation to the Board of, appointment of, compensation, retention, termination and oversight, subject to the requirements of applicable law, of the work of any outside auditor engaged by Rare Element for the purpose of preparing or issuing an audit report or performing other audit, review or attest services. The outside auditors shall report directly to the Committee.

10.Receive from the outside auditors, review and discuss not less frequently than annually, a formal written statement delineating all relationships between the outside auditors and Rare Element, consistent with the Independence Standards Board, Standard No. 1, regarding relationships and services, which may impact the objectivity and independence of the outside auditors, and other applicable standards. The statement shall include a description of all services provided by the outside auditors and the related fees. The Committee shall actively discuss any disclosed relationships or services that may impact the objectivity and independence of the outside auditors and take appropriate action to satisfy itself of the independence of the auditors.

11.Pre-approve all engagement letters and fees for all auditing services (including providing comfort letters in connection with securities underwritings) and permitted non-audit services performed for Rare Element or any of its subsidiaries by the outside auditors, subject to any de minimus exception under Section 10A(i)(1)(B) of the Exchange Act and any rules promulgated thereunder. Preapproval authority may be delegated to a Member or a subcommittee, and any such Member or subcommittee shall report any decisions to the full Committee at its next scheduled meeting. The Committee shall not approve an engagement of outside auditors to render non-audit services that are prohibited by applicable law.

12.Obtain annual assurance from the outside auditors that they (a) have complied with Section 10A (Audit Requirements), of the Exchange Act and the rules promulgated thereunder, and (b) know of no violation of Rule 13b2-2 (Representations and Conduct in Connection with the Preparation of Required Reports and Documents ) of the Exchange Act having occurred.

13.Review with the outside auditors, at least annually, the auditors’ internal quality control procedures and any material issues raised by the most recent internal quality peer review of the outside auditors.

Internal Control

14.Review annually the adequacy and quality of Rare Element’s financial and accounting staff, the need for and scope of internal audit reviews, and the plan, budget and the designations of responsibilities for any internal audit.

15.Review the performance and material findings of internal audit reviews.

16.Review annually, evaluate and discuss with the outside auditors, management and internal audit, management’s report on internal controls over financial reporting and the related auditor’s report, when and as required by Section 404 of the Sarbanes-Oxley Act. Discuss any significant deficiencies in the design or operation of Rare Element’s internal controls, material weaknesses in internal controls, any fraud (regardless of materiality), as well as any significant changes in internal controls implemented by management during the most recent reporting period. Determine whether any internal control recommendations made by outside auditors have been implemented by management.

17.Review major financial, operating and other risk exposures and the guidelines, policies and insurance that management has put in place to govern the process of assessing, controlling, managing and reporting such exposures. Receive reports from officers responsible for oversight of particular risks within Rare Element upon change of any relevant policy, practice or circumstance within their department.

18.Review and evaluate at least annually Rare Element’s policies and procedures for maintaining and investing cash funds and for hedging (metals, foreign currency, etc.) as detailed in the corporate treasury policy. Approve any variations from the corporate treasury policy that may be required from time to time.

19.Evaluate whether management is setting the appropriate tone at the top by communicating the importance of internal controls and ensuring that all supervisory and accounting employees understand their roles and responsibilities with respect to internal controls.

Annual and Interim Financial Statements

20.Review, evaluate and discuss with Rare Element’s management and outside auditors (a) the nature and extent of any significant changes in Canadian and U.S. accounting principles, (b) the application of significant accounting and reporting principles, (c) practices and procedures applied in preparing the financial statements, (d) all critical accounting policies and practices to be used, (e) any major changes to Rare Element’s accounting or reporting principles, practices or procedures, including those required or proposed by professional or regulatory pronouncements and actions, as brought to its attention by management or the outside auditors, and (f) any material written communications between the outside auditors and management, such as any management letter or schedule of unadjusted differences.

21.Review and discuss with outside auditors alternative treatments of financial information under generally accepted accounting principles, including pro forma financial information, the ramifications of each treatment and the method preferred by the outside auditors.

22.Review and discuss with outside auditors the matters required to be discussed by Statement on Auditing Standards No. 114 (The Auditor’s Communication With Those Charged With Governance) relating to the conduct of the audit. Review the scope, plan and procedures to be used on the annual audit and receive confirmation from the outside auditors that no limitations have been placed on the scope or nature of their audit scope, plan or procedures.

23.Review the results of any difficulties, differences, disagreements or disputes with management encountered by the outside auditors during the course of the audit or reviews of Rare Element’s financial statements or financial reporting and be responsible for overseeing the resolution of such difficulties, differences, disagreements and disputes.

24.Review, evaluate and discuss with the outside auditors and management Rare Element’s audited annual financial statements and other information that is to be included in Rare Element’s annual report on Form 10-K, including the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and the results of the outside auditors’ audit of Rare Element’s annual financial statements, including the accompanying footnotes, and the outside auditors’ report, and determine whether to recommend to the Board that the financial statements are satisfactory in form and substance to be included in Rare Element’s annual report on Form 10-K for filing with the SEC.

25.Review and discuss with the outside auditors and management Rare Element’s quarterly financial statements and other information to be included in Rare Element’s quarterly reports on Form 10-Q, including the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, prior to filing such reports with the SEC. The Committee shall also discuss the results of the outside auditors’ review of Rare Element’s quarterly financial information conducted in accordance with Statement on Auditing Standards No. 100.

Related Party Transactions

26.Review and oversee any transaction or contract involving Rare Element and a related party exceeding or likely to exceed the lesser of $120,000 or one percent of the average of the Rare Element’s total assets at year-end for the last two completed fiscal years. For these purposes, a “related party transaction” includes any transaction required to be disclosed pursuant to Item 404 of Regulation S-K.

Financial Related Press Releases

27.Review and discuss with management and, if appropriate, the outside auditors, prior to release, all press releases containing guidance regarding the financial position or earnings (including profit or loss) of Rare Element, any financial and/or earnings (including profit or loss) results, as well as related guidance with respect to projected economic returns from financial models for prefeasibility or feasibility studies or similar, if any, provided by Rare Element to analysts and rating agencies.

28.Satisfy itself that adequate procedures are in place for the review of Rare Element’s public disclosure of financial information extracted or derived from Rare Element’s financial statements, other than the press releases referred to in paragraph 27, and periodically assess the adequacy of those procedures.

Compliance with Law and Regulations

29.Meet at least annually with management, and as appropriate outside auditors and outside counsel, to discuss compliance matters, including compliance with applicable laws and regulations (including those relating to insider reporting) in all operating jurisdictions, any correspondence with, or other action by, regulators or governmental agencies, any employee complaints or published reports that raise concerns regarding Rare Element’s financial statements, the effectiveness of Rare Element’s systems for monitoring compliance with laws and regulations and the results of the investigation and follow-up (including disciplinary action) on any fraudulent acts or accounting irregularities.

Compliance with Corporate Business Conduct or Ethics Policies

30.Review with management, the outside auditors and legal counsel, as the Committee deems appropriate, actions taken to ensure compliance with any code of ethics or conduct for Rare Element established by the Board.

31.Review at least annually Rare Element’s Business Conduct Policy and any other code of ethics adopted to comply with Section 406 of the Sarbanes-Oxley Act.

32.Evaluate whether management is setting the appropriate tone at the top by communicating the importance of Rare Element’s ethics and conduct codes.

Reporting and Review Procedures

33.In the performance of any of its duties and responsibilities, the Committee shall have access to any and all personnel and books and records of Rare Element and its subsidiaries necessary for the execution of the Committee’s obligations and may request from the officers of Rare Element or any of its subsidiaries such records and other matters considered appropriate.

34.The Committee shall have the power and authority to conduct or authorize studies and investigations into any matter of interest or concern within the scope of its responsibilities that the Committee deems, in its sole discretion, to be appropriate and have the authority to retain independent counsel, consultants or other experts to assist in the conduct of any such study or investigation, including the authority to approve fees payable to such experts and any other terms of retention

35.Review, at least annually, the Committee’s duties, responsibilities and performance and determine if any changes in practices of the Committee or amendments to this Charter are desired or necessary.

36.Undertake such additional responsibilities as from time to time may be delegated to the Committee by the Board, required by Rare Element’s constating documents or required by applicable law.

*…*…*